KIEWIT MUTUAL FUND

                             MONEY MARKET PORTFOLIO
                         SHORT-TERM GOVERNMENT PORTFOLIO
                        INTERMEDIATE-TERM BOND PORTFOLIO
                                EQUITY PORTFOLIO

                                     KIEWIT
                                       KMF
                                   MUTUAL FUND

                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                  JUNE 30, 1998

KIEWIT
KMF
MUTUAL FUND

[GRAPHIC OMITTED]

DEAR SHAREHOLDER:

         The management of Kiewit Mutual Fund is pleased to report to you on the Fund's activity for the fiscal year ended June 30, 1998.

INVESTMENT STRATEGY

         During third quarter 1997, Kiewit Investment Management Corp., the Fund's adviser, made strategic changes to improve the quality, diversification, and liquidity of the Kiewit Mutual Fund Portfolios. The Adviser also made structural changes in each Portfolio to reduce return divergences from the specific benchmark used. The NAVs of the fixed-income Portfolios were raised to approximately $10/share late in third quarter 1997 through a 1-for-5 reverse stock split. This change allows for better visibility of the Portfolios' price fluctuations and reduces rounding error associated with shareholder transactions. The Portfolios maintain minimal cash positions so that the Portfolios fully participate in market movements and behave in a similar fashion to their fully-invested performance benchmarks. The portfolio turnover rates were abnormally high during the current fiscal year due to substantial portfolio restructurings that were necessary. Going forward, portfolio turnover is likely to be modest.

         MONEY MARKET PORTFOLIO: During third quarter 1997, the adviser made a policy decision to purchase only first-tier Money Market Securities. The Adviser continues to find good value in commercial paper, maintains an average maturity of typically 30-40 days, and performs extensive credit analysis in compliance with SEC Rule 2a-7.

         SHORT-TERM GOVERNMENT PORTFOLIO: During third quarter 1997, the holdings of U.S. Treasuries were increased to approximately 90% of the Portfolio's market value, thereby raising the Portfolio's average quality. Holdings of federal agency securities were reduced accordingly. By consolidating positions down to 10-15 securities, the overall liquidity of the Portfolio was enhanced. Only noncallable securities are held in the Portfolio. The high quality and excellent liquidity of the Portfolio has been maintained, with approximately 85% of the Portfolio currently invested in U.S. Treasuries and approximately 15% of the Portfolio currently invested in federal agency securities. The cash position is minimal.

         INTERMEDIATE-TERM BOND PORTFOLIO: At the end of third quarter 1997, the benchmark for the Kiewit Intermediate-Term Bond Portfolio was changed from the Lehman Brothers Intermediate-Term Corporate Bond Index to the Lehman Brothers Intermediate-Term Government/Corporate Bond Index. This move raised the average quality and overall liquidity of the benchmark. The Portfolio was adjusted accordingly and now offers top quality, excellent liquidity, and a well-diversified mix of securities. The Portfolio's holdings of U.S. Government securities were increased substantially (to approximately 75% from approximately 15%), while its corporate securities exposure was reduced significantly (from approximately 85% to approximately 25%). The high quality and excellent liquidity of the Portfolio has been maintained since the aforementioned restructuring. The cash position is minimal.

         TAX-EXEMPT PORTFOLIO: Due to large shareholder liquidations, the Tax-Exempt Portfolio ceased operations in April 1998.

         EQUITY PORTFOLIO: During the third quarter of 1997, the Equity Portfolio was substantially restructured to provide better diversification, more exposure to large-capitalization stocks, and reduced performance differentials vis-a-vis the Standard & Poor's 500 Stock Index. The Portfolio now holds approximately 300 stocks as compared to approximately 65 stocks previously. The Portfolio offers excellent diversification across a wide variety of industry sectors. Since the restructuring, portfolio turnover has been minimal. The cash position is typically less than 1% of the Portfolio's total market value.

INVESTMENT RESULTS*

         The investment results reported in the charts contained in this letter are measured from December 6, 1994 (the date the Fund's registration statement under the Securities Act of 1933 became effective), except for the Kiewit Equity Portfolio which commenced operations on January 5, 1995. However, the portions of the annual report following this letter show the financial operation, condition and results of each Portfolio from inception through the fiscal year ended June 30, 1998.**

         The Money Market Portfolio's total return for the fiscal year ended June 30, 1998 was 5.61%. That return consisted of income distributions (dividends) of $0.05 per share. The Portfolio's yield and return compare favorably with competing funds. The Portfolio is currently ranked #2 in the taxable money-market fund universe tracked by Kiplinger's Personal Finance Magazine (July 1998 edition) based on recent 30-day yield.In total return comparisons, the Portfolio is ranked #3 out of 215 First &Second Tier Money Market Funds - Retail by IBC's Money Market Insight and is ranked #4 out of 299 Taxable Money-Market Instrument Funds - Retail by Lipper Analytical Services,Inc. Both of the aforementioned total return rankings are based on 12-month total return through June 30, 1998.***

         The Short-Term Government Portfolio's total return for the fiscal year was 6.33%. That return consisted of an increase in net asset value of $0.06 per share, income distributions (dividends) of $0.55 per share and realized gain distribution of $0.01 per share. The Portfolio's return compares to the 6.78% total return reported for the Lehman Brothers 1-3 Year Government Bond Index over the same period. The Lehman Brothers 1-3 Year Government Bond Index is a total return performance benchmark consisting of U.S. Treasury and federal agency with maturities from one to three years. Following is a chart that presents the performance of the Portfolio and the Lehman Brothers 1-3 Year Government Bond Index since the Portfolio's effective date on December 6, 1994 through June 30, 1998. The Portfolio currently has a 4-(STAR) rating from Morningstar.1

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT 2

                                [GRAPHIC OMITTED]

                               PLOT POINTS FOLLOW:

                   Kiewit Short-     Lehman 1-3 Year
                  Term Government      Government
                     Portfolio            Index

         12/94        10,000             10,000
         6/95         10,618             10,703
         6/96         11,114             11,288
         6/97         11,836             12,031
         6/98         12,585             12,846

                -------------------------------------------------
                            AVG. ANNUAL TOTAL RETURN

                                                    EFFECTIVE
                                   1 YEAR              DATE
                                   ------           ---------
                Portfolio           6.33%             6.65%
                Lehman 1-3 Year
                  Gov. Bond Index   6.78%             7.27%
                -------------------------------------------------

         The Intermediate-Term Bond Portfolio's total return for the fiscal year was 8.68%. That return consisted of an increase in net asset value of $0.25 per share, income distributions (dividends) of $0.59 per share and realized gain distribution of $0.03 per share. The Portfolio's return compares to 9.05% total return of the Lehman Brothers Intermediate-Term Corporate Index (old benchmark) and the 8.54% total return of the Lehman Brothers' Intermediate-Term Government/Corporate Bond Index (new benchmark) over the same period. The change of the Portfolio's benchmark reflects the higher percentage of Portfolio assets now invested in government bonds. The Lehman Brothers Intermediate-Term Corporate Bond Index is a total return performance benchmark consisting of publicly-issued, investment-grade corporate bonds with remaining maturities from 1-10 years. The Lehman Brothers Intermediate-Term Government/Corporate Bond Index is a total return performance benchmark consisting of publicly-issued U.S. Treasuries, federal agencies, and investment-grade corporate bonds with remaining maturities of 1-10 years. Below is a chart that presents the performance of the Portfolio, the Lehman Brothers' Intermediate-Term Corporate Bond Index, and the Lehman Brothers Intermediate-Term Government/Corporate Bond Index since the Portfolio's effective date on December 6, 1994 through June 30, 1998. The Portfolio currently has a 3-(STAR) rating from Morningstar.1

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT 2

                                [GRAPH OMITTED]

                              PLOT POINTS FOLLOW:

            Kiewit Intermediate-        Lehman Inter-         Lehman Inter-
               Term Government            Term Corp           Term Gov/Corp
                  Portfolio             Index Return          Index Return

12/94              10,000                  10,000                10,000
6/95               10,863                  11,234                11,002
6/96               11,350                  11,832                11,553
6/97               12,203                  12,795                12,387
6/98               13,263                  13,954                13,445

                -------------------------------------------------
                            AVG. ANNUAL TOTAL RETURN

                                                    EFFECTIVE
                                   1 YEAR              DATE
                                   ------           ---------
                Portfolio           8.68%              8.23%
                Lehman Inter.
                  Corp. Index       9.05%              9.79%
                Lehman Inter.
                  Gov./Corp. Index  8.54%              8.65%
                -------------------------------------------------

         The Equity Portfolio's total return for the fiscal year was 29.09%. That return consisted of a decrease in net asset value of $1.84 per share, income distributions (dividends) of $0.16 per share and realized gain distribution of $6.36 per share. The Portfolio's return compares to the 30.16% total return reported for the Standard & Poor's 500 Index (the "S&P 500" ). The S&P 500 is an unmanaged, capitalization-weighted index of five-hundred publicly-traded stocks. Below is a chart that presents the performance of the Portfolio and S&P 500 since the Portfolio's inception on January 5, 1995 through June 30, 1998. The Portfolio currently has a 4-(STAR) rating from Morningstar.1

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT 2

                                [GRAPH OMITTED]

                              PLOT POINTS FOLLOW:

         Kiewit Equity     S&P 500
           Portfolio        Index

1/95        10,000         10,000
6/95        11,232         11,980
6/96        13,393         15,095
6/97        16,831         20,333
6/98        21,726         26,466

                -------------------------------------------------
                            AVG. ANNUAL TOTAL RETURN

                                                    EFFECTIVE
                                   1 YEAR              DATE
                                   ------           ---------
                Portfolio          29.09%             24.92%
                S&P 500 Index      30.16%             32.19%
                -------------------------------------------------

         Since the Portfolio restructuring in third quarter 1997, the Portfolio's performance has closely tracked the behavior of the respective performance benchmark. For the 10/1/97-6/30/98 period, the figures are as follows:

                                                                 PERFORMANCE
                                                   PORTFOLIO      BENCHMARK
                                                   ---------     -----------
       Short-Term Government Portfolio ..........     4.58%          4.72%
       Intermediate-Term Bond Portfolio .........     5.36%          5.68%
       Equity Portfolio .........................    21.63%         21.09%

         Please note that the performance benchmarks (i.e., the Lehman Brothers' indices and the S&P 500) are unmanaged statistical compilations, and, unlike the Kiewit Portfolios, have no associated management expenses. For the fiscal year ended June 30, 1998, Kiewit Investment Management Corp., the investment manager of each Portfolio, agreed to waive all or a portion of its advisory fee and to assume certain fund expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in order to limit annual operating expenses to not more than the following percentages of the average daily net assets of the
Portfolios: Money Market Portfolio 0.20%; Short-Term Government Portfolio 0.30%; Intermediate-Term Bond Portfolio 0.50%; and Equity Portfolio 0.80%. These limitations aided the competitive returns of each Portfolio.

MARKET REVIEW AND OUTLOOK

         The U.S. financial markets rallied strongly during the fiscal year ended June 30, 1998. The U.S. stock market, as represented by the S&P 500 Stock Index, posted a 30.16% total return for the one-year period. The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, recorded a 10.54% total return over the same period. Cash investments provided a stable income return of approximately 5.50% over the past fiscal year. All of these figures are well above the historical norms for each respective market.

         During the fiscal year ended June 30, 1998, interest rates fell 90-115 basis points in most maturities. Falling inflation, perceptions of deflation from Asian market turmoil, collapsing commodity prices, a strong U.S. dollar, fiscal restraint (and related cutbacks in Treasury issuance), and a stable Fed supported the bond market rally. U.S. stocks advanced, albeit with an October 1997 setback, thanks to a strong U.S. economy, low inflation, earnings growth, extraordinary capital flows (both domestic and foreign) into U.S. stocks, mergers/acquisitions/stock buybacks, and falling interest rates.

         The Federal budget deficit shrank to $22 billion in fiscal year 1997 from $111 billion in fiscal year 1996. A surplus of $40-$50 billion is expected for fiscal year 1998. Consequently, new issuance of U.S. Treasury securities has fallen sharply. A strong U.S. dollar combined with high "real" short-term U.S. interest rates to attract foreign capital into our bond market. Foreign inflation and foreign interest rates generally fell during the fiscal year.

         Fed policy was stable during the fiscal year ended June 30, 1998. The federal funds rate has been held steady at 5.50%. The Fed removed its asymmetric bias to raise interest rates at its December 1997 meeting, then reinstated the bias at its March 1998 meeting. Broad money growth has been strong for over two years now. This abundance of liquidity will continue to support economic growth and financial market advances in the U.S. Excessive money growth eventually pushes inflation upward. Indeed, we are already witnessing inflation in tangible asset prices (e.g., real estate) and financial asset prices.

         Looking ahead, the balance of 1998 is likely to bring modest economic growth with low inflation. The environment for financial assets continues to be good. The U.S. bond market is likely to post mediocre returns over the balance of 1998 because a tight labor market and a highly valued U.S. stock market will preclude the Fed from any policy eases. The returns on the U.S. stock market are likely to moderate significantly from the blistering first-half pace. A healthy U.S. economy, low inflation, low interest rates, merger/acquisition activity, share repurchases, and excess global liquidity should continue to support the U.S. stock market.

         While our outlook is optimistic, we are cognizant of several dangers. First, wage pressures may build as job growth continues and the unemployment rate falls further. This may lead to higher inflation and higher interest rates. Second, excessive money growth is likely, at some point, to push reported inflation higher. Third, earnings growth is slowing, which may inhibit stock market gains. Finally, investor optimism is dangerously high and speculation in specific market sectors (e.g., internet-related stocks) is rampant. A lot of good news is already "priced into" the U.S. financial markets. Investors' expectations regarding returns on financial assets are in desperate need of a downward adjustment. Despite these dangers and the inherent volatility in financial markets, we remain optimistic as long-term investors.

                                   Sincerely,

                                   (/S/ Livingston G. Douglas)

                                   Livingston G. Douglas

                                   President

August 19, 1998
--------------------------
* Past performance is not necessarily predictive of future results. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. The returns shown above are higher due to the Adviser's limitations on the Portfolios' expenses.

** The Money Market Portfolio commenced operations on July 28, 1994; the Short-Term Government Portfolio commenced on July 29, 1994; the Intermediate-Term Bond Portfolio commenced operations on July 25, 1994; and the Equity Portfolio commenced operations on January 5, 1995.

*** Both the rankings of IBC's Money Market Insight and Lipper Analytical Services, Inc. are based on total return, including changes in principal value, reinvested dividends, and capital gains distributions for the stated period. The current rankings are based on the total return for the 12-month period ending June 30, 1998.

1 Morningstar proprietary ratings reflect historical risk-adjusted performance through June 30, 1998. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. The ratings are subject to change every month. Past performance is no guarantee of future results.Morningstar is a privately-owned company, founded in 1984 to provide investors with useful information for making intelligent, informed investment decisions.

2    Past performance is not predictive of future results.

KIEWIT MUTUAL FUND
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    FINANCIAL STATEMENTS

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STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998

                                                                                      SHORT-TERM
                                                                   MONEY MARKET       GOVERNMENT    INTERMEDIATE-TERM      EQUITY
                                                                     PORTFOLIO         PORTFOLIO     BOND PORTFOLIO       PORTFOLIO
                                                                   -----------------------------------------------------------------
ASSETS:
Investment in Series, at value* (Note 2) .......................   $241,536,275      $19,161,946       $61,075,343      $110,069,568
Receivable for Portfolio shares sold ...........................             --               --             9,172            38,363
Unamortized organization costs (Note 2) ........................          7,875            7,894             7,819                --
Other assets ...................................................          2,261              896               659               132
                                                                   -----------------------------------------------------------------
Total assets ...................................................    241,546,411       19,170,736        61,092,993       110,108,063
                                                                   -----------------------------------------------------------------

LIABILITIES:
Dividends payable ..............................................      1,162,112           80,956           268,393                --
Payable for investment purchased in Series .....................             --               --             9,172            38,363
Accrued management fee (Note 4) ................................          4,307              314               999             1,759
Other accrued expenses .........................................         21,015           20,101            17,000            16,202
                                                                   -----------------------------------------------------------------
Total liabilities ..............................................      1,187,434          101,371           295,564            56,324
                                                                   -----------------------------------------------------------------

NET ASSETS .....................................................   $240,358,977      $19,069,365       $60,797,429      $110,051,739
                                                                   =================================================================

NET ASSETS CONSIST OF:
Shares of beneficial interest ..................................    $ 2,403,631      $    18,854       $    58,476      $     58,774
Additional paid-in capital .....................................    237,959,511       18,172,280        57,875,691        87,927,354
Undistributed net investment income ............................             --               --                --           417,525
Accumulated net realized gain (loss) on investment .............         (4,165)         841,356         2,433,361         1,354,520
Net unrealized appreciation of investment ......................             --           36,875           429,901        20,293,566
                                                                   -----------------------------------------------------------------

NET ASSETS .....................................................   $240,358,977      $19,069,365       $60,797,429      $110,051,739
                                                                   =================================================================

Shares of beneficial interest outstanding ......................    240,363,142        1,885,429         5,847,627         5,877,424
                                                                   -----------------------------------------------------------------
NET ASSETS VALUE, offering and redemption price per
    share (Net assets/Outstanding shares of beneficial
    interest, $0.01 par value) .................................   $       1.00      $     10.11       $     10.40      $      18.72
                                                                   =================================================================

    The accompanying notes are an integral part of the financial statements.

KIEWIT MUTUAL FUND
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    FINANCIAL STATEMENTS -- CONTINUED

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STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 1998

                                                                                     SHORT-TERM
                                                                  MONEY MARKET       GOVERNMENT    INTERMEDIATE-TERM      EQUITY
                                                                    PORTFOLIO         PORTFOLIO     BOND PORTFOLIO       PORTFOLIO
                                                                  -----------------------------------------------------------------
INCOME:
     Investment income from Series ..............................  $27,750,869       $8,425,426       $ 8,847,599       $ 1,599,508
     Expenses from Series .......................................     (793,253)        (347,606)         (643,643)         (736,546)
                                                                   ----------------------------------------------------------------
     Net investment income from Series ..........................   26,957,616        8,077,820         8,203,956           862,962
                                                                   ----------------------------------------------------------------

EXPENSES:
     Administration fee (Note 4) ................................       98,109           29,054            28,909            19,844
     Transfer Agent fee (Note 4) ................................       25,640           21,558            21,459            20,022
     Trustees' fees and expenses (Note 4) .......................        5,476            5,476             5,476             5,476
     Amortization of organizational expenses (Note 2) ...........        6,815            6,815             6,815                --
     Registration fees ..........................................        9,153            3,993                --                --
     Legal fees .................................................       19,326            5,907             3,735             2,054
     Audit fees .................................................        8,820            9,336             9,405             9,541
     Other ......................................................       14,415            6,020             3,142                --
                                                                   ----------------------------------------------------------------
     Total expenses .............................................      187,754           88,159            78,941            56,937
                                                                   ----------------------------------------------------------------

     Net investment income ......................................   26,769,862        7,989,661         8,125,015           806,025
                                                                   ----------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) on investment transactions ........       (2,894)       1,416,678         3,219,708        13,803,874
     Net realized loss on call options written ..................           --               --                --          (184,913)
     Net realized gain on futures contracts .....................           --               --                --           325,474
     Net change in unrealized appreciation (depreciation)
        on investments ..........................................           --         (198,451)          279,498        10,913,269
                                                                   ----------------------------------------------------------------
     Net gain (loss) on investments .............................       (2,894)       1,218,227         3,499,206        24,857,704
                                                                   ----------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............  $26,766,968       $9,207,888       $11,624,221       $25,663,729
                                                                   ================================================================

    The accompanying notes are an integral part of the financial statements.

KIEWIT MUTUAL FUND
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    FINANCIAL STATEMENTS -- CONTINUED

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STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 1998

                                                                                    SHORT-TERM
                                                                 MONEY MARKET       GOVERNMENT    INTERMEDIATE-TERM      EQUITY
                                                                   PORTFOLIO         PORTFOLIO     BOND PORTFOLIO       PORTFOLIO
                                                               --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income ................................... $    26,769,862    $   7,989,661     $   8,125,015      $    806,025
     Net realized gain (loss) on investment transactions .....          (2,894)       1,416,678         3,219,708        13,803,874
     Net realized loss on call options written ...............              --               --                --          (184,913)
     Net realized gain on future contracts ...................              --               --                --           325,474
     Net change in unrealized appreciation
        (depreciation) of investments ........................              --         (198,451)          279,498        10,913,269
                                                               --------------------------------------------------------------------
     Net increase in net assets resulting from operations ....      26,766,968        9,207,888        11,624,221        25,663,729
                                                               --------------------------------------------------------------------
Distributions to shareholders:
     Net investment income ...................................     (26,769,862)      (7,989,661)       (8,125,015)         (697,911)
     In excess of net investment income ......................              --           (8,312)          (10,992)               --
     Capital gain ............................................              --         (220,230)         (600,992)      (27,817,168)
                                                               --------------------------------------------------------------------
Total distributions ..........................................     (26,769,862)      (8,218,203)       (8,736,999)      (28,515,079)
                                                               --------------------------------------------------------------------
Portfolio share transactions (a):
     Receipt from shares sold ................................   2,802,359,254      128,661,824       144,376,638        14,765,563
     Shares issued on reinvestment of
        distributions ........................................      27,192,469        7,959,221         8,492,881        28,253,479
     Shares redeemed .........................................  (3,004,474,838)    (248,035,589)     (203,273,352)      (18,878,694)
                                                               --------------------------------------------------------------------

Net increase (decrease)in net assets from Fund
   share transactions ........................................    (174,923,115)    (111,414,544)      (50,403,833)       24,140,348
                                                               --------------------------------------------------------------------
Total increase (decrease) in net assets ......................    (174,926,009)    (110,424,859)      (47,516,611)       21,288,998

NET ASSETS:
     Beginning of year .......................................     415,284,986      129,494,224       108,314,040        88,762,741
                                                               --------------------------------------------------------------------
     End of year ............................................. $   240,358,977    $  19,069,365     $  60,797,429      $110,051,739
                                                               ====================================================================

(A) TRANSACTIONS IN CAPITAL STOCK WERE:*
     Shares sold .............................................   2,802,359,254       12,763,591        13,964,556           799,581
     Shares issued on reinvestment of distributions ..........      27,192,469          789,082           821,217         1,809,960
     Shares redeemed .........................................  (3,004,474,838)     (24,566,704)      (19,605,986)       (1,050,386)
                                                               --------------------------------------------------------------------
     Net increase (decrease) in shares .......................    (174,923,115)     (11,014,031)       (4,820,213)        1,559,155
     Shares outstanding - Beginning balance ..................     415,286,257       12,899,460        10,667,840         4,318,269
                                                               --------------------------------------------------------------------
     Shares outstanding - Ending balance .....................     240,363,142        1,885,429         5,847,627         5,877,424
                                                               ====================================================================

* Transactions in capital stock for the Short-Term Government Portfolio and Intermediate-Term Bond Portfolio have been restated to reflect a 1 for 5 reverse stock split which occurred on September 25, 1997.

    The accompanying notes are an integral part of the financial statements.

KIEWIT MUTUAL FUND
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    FINANCIAL STATEMENTS -- CONTINUED

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STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 1997

                                                                                   SHORT-TERM
                                                                MONEY MARKET       GOVERNMENT    INTERMEDIATE-TERM      EQUITY
                                                                  PORTFOLIO         PORTFOLIO     BOND PORTFOLIO       PORTFOLIO
                                                               --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income ................................... $    24,089,839      $ 8,853,004       $ 7,260,811        $  599,920
     Net realized gain on investment transactions ............             324          193,448           113,893         1,444,865
     Net realized gain on call options written ...............              --               --                --           308,968
     Net change in unrealized appreciation
        of investments .......................................              --          192,088         1,215,590        15,744,489
                                                               --------------------------------------------------------------------
     Net increase in net assets resulting
        from operations ......................................      24,090,163        9,238,540         8,590,294        18,098,242
                                                               --------------------------------------------------------------------
Distributions to shareholders:
     Net investment income ...................................     (24,089,839)      (8,853,004)       (7,260,811)         (642,027)
     In excess of net investment income ......................              --          (58,182)           (2,654)               --
     Capital gain ............................................              --               --                --          (369,271)
                                                               --------------------------------------------------------------------
Total distributions ..........................................     (24,089,839)      (8,911,186)       (7,263,465)       (1,011,298)
                                                               --------------------------------------------------------------------
Portfolio share transactions (a):
     Receipt from shares sold ................................   2,342,756,681        4,737,101         5,104,754        10,320,355
     Shares issued on reinvestment of distributions ..........      23,288,239        9,029,717         7,161,800         1,003,552
     Shares redeemed .........................................  (2,340,726,795)     (67,915,970)      (28,230,931)       (5,784,946)
                                                               --------------------------------------------------------------------

Net increase (decrease) in net assets from
     Fund share transactions .................................      25,318,125      (54,149,152)      (15,964,377)        5,538,961
                                                               --------------------------------------------------------------------
     Total increase (decrease) in net assets .................      25,318,449      (53,821,798)      (14,637,548)       22,625,905

NET ASSETS:
     Beginning of year .......................................     389,966,537      183,316,022       122,951,588        66,136,836
                                                               --------------------------------------------------------------------
     End of year ............................................. $   415,284,986     $129,494,224      $108,314,040       $88,762,741
                                                               ====================================================================

(A) TRANSACTIONS IN CAPITAL STOCK WERE:*
     Shares sold .............................................   2,342,756,681          471,388           504,187           589,643
     Shares issued on reinvestment of distributions ..........      23,288,239          900,161           708,701            55,846
     Shares redeemed .........................................  (2,340,726,795)      (6,763,522)       (2,780,361)         (316,887)
                                                               --------------------------------------------------------------------
     Net increase (decrease) in shares .......................      25,318,125       (5,391,973)       (1,567,473)          328,602
     Shares outstanding - Beginning balance ..................     389,968,132       18,291,433        12,235,313         3,989,667
                                                               --------------------------------------------------------------------
     Shares outstanding - Ending balance .....................     415,286,257       12,899,460        10,667,840         4,318,269
                                                               ====================================================================

* Transactions in capital stock for the Short-Term Government Portfolio and Intermediate-Term Bond Portfolio have been restated to reflect a 1 for 5 reverse stock split which occurred on September 25, 1997.

    The accompanying notes are an integral part of the financial statements.

KIEWIT MUTUAL FUND
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    FINANCIAL HIGHLIGHTS

================================================================================

    The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                  FOR THE PERIOD
                                                           FOR THE FISCAL    FOR THE FISCAL   FOR THE FISCAL   JULY 28, 1994(DAGGER)
                                                             YEAR ENDED        YEAR ENDED       YEAR ENDED            THROUGH
                                                            JUNE 30, 1998     JUNE 30, 1997    JUNE 30, 1996       JUNE 30, 1995
                                                          --------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
NET ASSET VALUE - BEGINNING OF PERIOD ..................     $   1.00          $   1.00         $   1.00            $   1.00
                                                          --------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income ...............................         0.05              0.05             0.05                0.05
                                                          --------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income ..........................        (0.05)            (0.05)           (0.05)              (0.05)
                                                          --------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD ........................     $   1.00          $   1.00         $   1.00            $   1.00
                                                          ==========================================================================
TOTAL RETURN ...........................................        5.61%             5.43%            5.61%              5.04%1
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses 2 ..........................................        0.20%             0.20%            0.20%              0.30%3
   Net investment income 2 .............................        5.46%             5.31%            5.47%              5.51%3
   Net assets at end of period (000) ...................     $240,359          $415,285         $389,967            $380,708

                                                                                                                FOR THE PERIOD
                                                       FOR THE FISCAL      FOR THE FISCAL     FOR THE FISCAL   JULY 29, 1994(DAGGER)
                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED           THROUGH
                                                          JUNE 30,            JUNE 30,           JUNE 30,             JUNE 30,
                                                     1998(DOUBLE DAGGER) 1997(DOUBLE DAGGER) 1996(DOUBLE DAGGER) 1995(DOUBLE DAGGER)
                                                     -------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT PORTFOLIO
NET ASSET VALUE - BEGINNING OF PERIOD ............         $ 10.05           $  10.00            $  10.15          $  10.00
                                                     -------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income .........................            0.55               0.60                0.60              0.55
   Net realized and unrealized gain
     (loss) on investments .......................            0.07               0.05               (0.15)             0.15
                                                     -------------------------------------------------------------------------------
     Total from investment operations ............            0.62               0.65                0.45              0.70
                                                     -------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income ....................           (0.55)             (0.60)              (0.60)            (0.55)
   From net realized capital gain ................           (0.01)                --                  --                --
                                                     -------------------------------------------------------------------------------
     Total distributions .........................           (0.56)             (0.60)              (0.60)            (0.55)
                                                     -------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD ..................         $ 10.11           $  10.05            $  10.00          $  10.15
                                                     ===============================================================================
TOTAL RETURN .....................................           6.33%              6.51%               4.66%            7.00%1
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses 2 ....................................           0.30%              0.30%               0.30%            0.37%3
   Net investment income 2 .......................           5.51%              5.76%               6.06%            5.75%3
   Portfolio turnover ............................             N/A                N/A              57.52%          122.58%3
   Net assets at end of period (000) .............         $19,069           $129,494            $183,316          $132,829

(DAGGER) Commencement of Operations.
(DOUBLE  DAGGER)  The per  share  data has been  restated  to  reflect a 1 for 5 reverse stock split which occurred on September 25, 1997.
1    The total return for the period has not been annualized.
2 The annualized expense ratio for the Money Market Portfolio, had there been no fees waived by the Manager, would have been 0.31%, 0.27%, 0.27% and 0.34% for the fiscal years ended June 30, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratio for the Money Market Portfolio, had there been no fees waived by the Manager, would have been 5.35%, 5.24%, 5.40% and 5.47% for the fiscal years ended June 30, 1998, 1997, 1996 and for the period ended June 30, 1995, respectively. The annualized expense ratio for the Short-Term Government Portfolio, had there been no fees waived by the Manager, would have been 0.49%, 0.44%, 0.43% and 0.45% for the fiscal years ended June 30, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratio for the Short-Term Government Portfolio, had there been no fees waived by the Manager, would have been 5.32%, 5.62%, 5.93% and 5.67% for the fiscal years ended June 30, 1998,
     1997, 1996 and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1998 and 1997 include expenses allocated from the Series.See notes to the Financial Statements for amounts.
3    Annualized.

    The accompanying notes are an integral part of the financial statements.

KIEWIT MUTUAL FUND
------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED

================================================================================

                                                                                                                FOR THE PERIOD
                                                   FOR THE FISCAL       FOR THE FISCAL      FOR THE FISCAL    JULY 25, 1994(DAGGER)
                                                     YEAR ENDED           YEAR ENDED          YEAR ENDED            THROUGH
                                                      JUNE 30,             JUNE 30,            JUNE 30,              JUNE 30,
                                                 1998(DOUBLE DAGGER)  1997(DOUBLE DAGGER)  1996(DOUBLE DAGGER)  1995(DOUBLE DAGGER)
                                                 -----------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND PORTFOLIO
NET ASSET VALUE - BEGINNING OF PERIOD ..........      $ 10.15            $  10.05             $  10.25           $  10.00
                                                 -----------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income .......................         0.59                0.65                 0.65               0.60
   Net realized and unrealized gain
     (loss) on investments .....................         0.28                0.10                (0.20)              0.25
                                                 -----------------------------------------------------------------------------------
     Total from investment operations ..........         0.87                0.75                 0.45               0.85
                                                 -----------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income ..................        (0.59)              (0.65)               (0.65)             (0.60)
   From net realized capital gain ..............        (0.03)                 --                   --                 --
                                                 -----------------------------------------------------------------------------------
     Total distributions .......................        (0.62)              (0.65)               (0.65)             (0.60)
                                                 -----------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD ................      $ 10.40             $ 10.15             $  10.05           $  10.25
                                                 ===================================================================================
TOTAL RETURN ...................................        8.68%               7.51%                4.48%             8.88%1
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses 3 ..................................        0.50%               0.50%                0.50%             0.41%2
   Net investment income 3 .....................        5.63%               6.27%                6.37%             6.41%2
   Portfolio turnover ..........................          N/A                 N/A               86.06%           128.95%2
   Net assets at end of period (000) ...........      $60,797            $108,314             $122,952           $105,020

                                                                                                              FOR THE PERIOD
                                                      FOR THE FISCAL    FOR THE FISCAL   FOR THE FISCAL   JANUARY 5, 1995(DAGGER)
                                                        YEAR ENDED        YEAR ENDED       YEAR ENDED            THROUGH
                                                       JUNE 30, 1998     JUNE 30, 1997    JUNE 30, 1996       JUNE 30, 1995
                                                     -----------------------------------------------------------------------------
EQUITY PORTFOLIO
NET ASSET VALUE - BEGINNING OF PERIOD .............       $ 20.56           $ 16.58          $ 14.04              $ 12.50
                                                     -----------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income ..........................          0.16              0.13             0.13                 0.11
   Net realized and unrealized gain
     (loss) on investments ........................          4.52              4.09             2.56                 1.43
                                                     -----------------------------------------------------------------------------
     Total from investment operations .............          4.68              4.22             2.69                 1.54
                                                     -----------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income .....................         (0.16)            (0.15)           (0.15)                  --
   From net realized capital gain .................         (6.36)            (0.09)              --                   --
                                                     -----------------------------------------------------------------------------
     Total distributions ..........................         (6.52)            (0.24)           (0.15)                  --
                                                     -----------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD ...................       $ 18.72           $ 20.56          $ 16.58              $ 14.04
                                                     =============================================================================
TOTAL RETURN ......................................        29.09%            25.67%           19.24%              12.32%1
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses 3 .....................................         0.80%             0.80%            0.80%               0.80%2
   Net investment income 3 ........................         0.81%             0.80%            1.34%               3.06%2
   Portfolio turnover .............................           N/A               N/A           16.95%               0.00%2
   Net assets at end of period (000) ..............      $110,052           $88,763          $66,137              $20,865

(DAGGER) Commencement of Operations.
(DOUBLE  DAGGER)  The per  share  data has been  restated  to  reflect a 1 for 5 reverse  stock split which  occurred on  September  25,  1997.
1    The total return for the period has not been annualized.
2    Annualized.
3 The annualized expense ratio for the Intermediate-Term Bond Portfolio, had there been no fees waived by the Manager, would have been 0.58%, 0.58%, 0.57% and 0.53% for the fiscal years ended June 30, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratio for the Intermediate-Term Bond Portfolio, had there been no fees waived by the Manager, would have been 5.55%, 6.19%, 6.30% and 6.29% for the fiscal years ended June 30, 1998, 1997, 1996 and for the period ended June 30, 1995, respectively. The annualized expense ratio for the Equity Portfolio, had there been no fees waived by the Manager, would have been 0.93%, 0.94%, 1.05% and 2.56% for the fiscal years ended June 30, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratio for the Equity Portfolio, had there been no fees waived by the Manager, would have been 0.68%, 0.66%, 1.09% and 1.30% for the fiscal years ended June 30, 1998, 1997, 1996 and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1998 and 1997 include expenses allocated from the Series.See notes to the Financial Statements for amounts.

    The accompanying notes are an integral part of the financial statements.

KIEWIT MUTUAL FUND
------------------
    NOTES TO THE FINANCIAL STATEMENTS

================================================================================

1. DESCRIPTION OF THE FUND. The Kiewit Mutual Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. The Fund comprises five series of shares: Kiewit Money Market Portfolio, Kiewit Government Money Market Portfolio, Kiewit Short-Term Government Portfolio, Kiewit Intermediate-Term Bond Portfolio, and Kiewit Equity Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). As of June 30, 1998, the Kiewit Government Money Market Portfolio has not yet commenced operations. Prior to December 6, 1994, the Fund was known as the Kiewit Institutional Fund.

   Effective March 1, 1997, the Portfolios adopted a Master/Feeder configuration, hereafter referred to as the "Conversion," through the contribution of the investment securities held as of February 28, 1997 at market value to a corresponding series ("Series") of Kiewit Investment Trust (the "Trust"). In return for the contributed securities, each Portfolio received an ownership interest of equal value in its corresponding Series of the Trust.

   On September 25, 1997, the Kiewit Short-Term Government Portfolio and Kiewit Intermediate-Term Bond Portfolio declared a 1 for 5 reverse stock split, whereby the shareholders of the Kiewit Short-Term Government Portfolio and the Kiewit Intermediate-Term Bond Portfolio received one share for each five shares held.

   The investment objectives of the five Portfolios are as follows: Money Market Portfolio is to provide high current income while maintaining a stable share price; Government Money Market Portfolio is to provide high current income while maintaining a stable share price; Short-Term Government Portfolio is to provide investors with as high a level of current income as is consistent with the maintenance of principal and liquidity; Intermediate-Term Bond Portfolio is to provide as high a level of current income consistent with reasonable risk; Equity Portfolio is to achieve long-term capital appreciation. Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of shares of the Trust, an open-end, management investment company that issues series of shares (individually and collectively, the "Series") having the same investment objective, policies and limitations as each of the Portfolios. As of June 30, 1998, each Portfolio owned virtually 100% of the ownership interest in its corresponding Series. The performance of the Portfolios is directly affected by the performance of the Series. The financial statements of the Trust, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's Financial Statements.

2. SIGNIFICANT   ACCOUNTING  POLICIES.   The  following  is  a  summary  of  the
   significant accounting policies of the Fund:

   SECURITY VALUATION. Valuation of each Portfolio is based on the underlying securities held in the corresponding Series. Each Portfolio is allocated its portion of the Series' securities market value based upon its ownership interest in the Series. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and asked prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The Money Market Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   FEDERAL INCOME TAXES. Each Portfolio is treated as a separate entity for Federal income tax purposes and each intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 1998, the Money Market Portfolio had a net tax basis capital loss carryforward available to offset future net capital gains of approximately $4,000, which will expire as follows.

                                         CAPITAL LOSS        EXPIRATION
                                         CARRYFORWARD           DATE
                                       --------------------------------
      Money Market Portfolio ..........    $ 1,000            06/30/2004
                                             3,000            06/30/2006

KIEWIT MUTUAL FUND
------------------
    NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED

================================================================================

   INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS. The Portfolios record their share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Distributions to shareholders of each Portfolio, except Kiewit Equity Portfolio, are declared daily from net investment income and paid to shareholders monthly. The Fund's policy is to distribute substantially all net income from the Kiewit Equity Portfolio annually. Distributions of net capital gains realized by each Portfolio will be made annually.

   DEFERRED ORGANIZATION COSTS. Organization costs incurred by each Portfolio have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that each Portfolio commenced operations. In the event that any of the initial shares of a Portfolio are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT  TRANSACTIONS.  During the fiscal year ended June 30,  1998,  cash
   contributed  to  (additions)  and  cash  withdrawn  from   (reductions)   the
   respective Series were as follows:

                       MONEY         SHORT-TERM     INTERMEDIATE-
                      MARKET         GOVERNMENT       TERM BOND       EQUITY
                 ---------------------------------------------------------------
   Additions ... $ 2,802,359,254   $ 128,661,824   $ 144,376,638   $ 14,765,563
   Reductions ..  (3,004,989,325)   (248,900,910)   (203,882,068)   (19,204,547)

4. MANAGEMENT AND ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Kiewit Investment Management Corp. ("KIMC"), a wholly-owned subsidiary of Kiewit Construction Company, serves as the investment manager to each Series of the Trust. KIMC provides the Trust with records concerning KIMC's activities which the Trust is required to maintain and renders regular reports to the Trust's officers and the Board of Trustees. KIMC also selects brokers and dealers to effect securities transactions. Under the investment management agreement between KIMC and the Trust on behalf of each Series, the monthly fees of the Series are at the following annual rates of their average monthly net assets: Kiewit Money Market Series 0.20%; Kiewit Short-Term Government Series 0.30%; Kiewit Intermediate-Term Bond Series 0.40%; and Kiewit Equity Series 0.70%. Although the Portfolios do not directly pay KIMC for its services under the investment management agreement, each Portfolio shares in its pro rata portion allocated from its corresponding Series. KIMC has agreed to waive all or a portion of its management fee and assume certain Portfolio operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than the following percentage of the average daily net assets of each Portfolio: Money Market Portfolio - 0.20%, Short-Term Government Portfolio - 0.30%; Intermediate-Term Bond Portfolio - 0.50%; and Equity Portfolio - 0.80%. These undertakings may be amended or rescinded at any time in the future.

   The Fund has entered into an  Administrative  Services  Agreement  with KIMC.
   Pursuant to this agreement, KIMC performs various services, including: supervision of the services provided by the Fund's custodian, transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolios; providing shareholders with information about the Portfolios and their investment as they or the Fund may request; assisting the Portfolios in conducting meetings of the shareholders; furnishing information as the Board of Trustees may require regarding the corresponding Series; and any other administrative services for the benefit of the Portfolio as the Board of Trustees may reasonably request. For its services, each Portfolio pays KIMC a monthly fee equal to one-twelfth of 0.02% of the Portfolio's average net assets.

KIEWIT MUTUAL FUND
------------------
    NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED

================================================================================

   The following table summarizes the KIMC administration fees for the fiscal year ended June 30, 1998.

                                                      ADMINISTRATION
                                                            FEE
                                                      --------------
           Money Market Portfolio ...................     $98,109
           Short-Term Government Portfolio ..........      29,054
           Intermediate-Term Bond Portfolio .........      28,909
           Equity Portfolio .........................      19,844

   Effective January 5, 1998, PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company, serves as Administrator to the Trust and Fund pursuant to separate Administration Agreements with the Fund and the Trust. As Administrator, PFPC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, PFPC receives a monthly administration fee from the Trust, on behalf of each Series. Each Series pays a proportionate share of a complex-wide annual fee of 0.015% of the Trust's aggregate total average daily net assets in excess of $125 million. This asset based fee is determined on a total average daily net asset basis, and is subject to prescribed minimums. Prior to January 5, 1998, Rodney Square Management Corp. ("RSMC"), a wholly-owned subsidiary of Wilmington Trust
   Company ("WTC"), served as Administrator to the Trust and Fund. RSMC was compensated by the Fund at the same rate of compensation that PFPC receives.

   Effective January 5, 1998, PNC Bank, N.A. ("PNC") serves as custodian to the Fund and the Trust. Prior to January 5, 1998, WTC served as custodian of the assets of the Fund.

   Effective January 5, 1998, PFPC serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of each Portfolio. For its services, the Fund pays PFPC a monthly fee of $5,000, plus out-of-pocket expenses. Prior to January 5, 1998, RSMC served as transfer agent and dividend disbursing agent of the Fund. RSMC was compensated by the Fund at the same rates of compensation that PFPC receives.

   Effective January 5, 1998, PFPC determines the net asset value per share of each Portfolio and provides accounting services to the Trust and Fund pursuant to separate Accounting Services Agreements with the Fund and the Trust. For its services, PFPC receives from the Trust, on behalf of each Series, the Series' proportionate share of a complex-wide annual fee of 0.015% of the Trust's aggregate total average daily net assets in excess of $100 million. This asset-based fee is determined on a total average daily net asset basis, and is subject to prescribed fixed minimums. Prior to January 5, 1998, RSMC provided accounting services to the Trust and Fund, and was compensated by the Fund at the same rates of compensation that PFPC receives.

   Independent Trustees are each paid an annual fee of $5,000 from the Fund, plus $250 per Portfolio per meeting attended, plus travel expenses in connection with meetings. Certain officers and trustees of the Fund are also officers and/or directors of KIMC.

5. SPECIAL SHAREHOLDER MEETING. On March 31, 1998, KIMC became a wholly-owned subsidiary of Kiewit Construction Company. This change of ownership of KIMC required a Special Meeting of Shareholders, held on March 31, 1998, whereupon each Portfolio's shareholders approved a new investment advisory agreement with KIMC, on behalf of the respective Series. The terms of the new investment advisory agreements are substantially identical to those of the previous advisory agreements, and the change of ownership of KIMC is not expected to have a material effect on the investment advisory services that KIMC provides to the Series.

KIEWIT MUTUAL FUND
------------------
    REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================

   To the Trustees and Shareholders of Kiewit Mutual Fund:

   In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kiewit Money Market Portfolio, Kiewit Short-Term Government Portfolio, Kiewit Intermediate-Term Bond Portfolio and Kiewit Equity Portfolio (four of the series constituting Kiewit Mutual Fund, hereafter referred to as the "Fund") at June 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   Philadelphia, Pennsylvania

   July 31, 1998

KIEWIT MUTUAL FUND
------------------
    TAX INFORMATION (UNAUDITED)

================================================================================

   For the fiscal year ended June 30, 1998, the Intermediate-Term Bond Portfolio and Equity Portfolio paid distributions of $0.0252 and $5.6402 per share, respectively, from net long-term capital gains. Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, for the fiscal year ended June 30, 1998, the Intermediate-Term Bond Portfolio and Equity Portfolio designate $600,992 and $24,663,888, respectively, as capital gain distributions. The breakdown between the 28 Percent Rate Gain and the 20 Percent Rate Gain is as follows:

                               INTERMEDIATE-TERM BOND       EQUITY PORTFOLIO
                              ------------------------  -----------------------
                                AMOUNT       PER SHARE    AMOUNT      PER SHARE
                              ------------------------  -----------------------
     28 Percent Rate Gain ...   $403,969      $0.0169   $ 1,603,241    $0.3666
     20 Percent Rate Gain ...    197,023       0.0083    23,060,647     5.2736
                                --------      -------   -----------    -------
     Total Capital Gain .....   $600,992      $0.0252   $24,663,888    $5.6402
                                ========      =======   ===========    =======

KIEWIT INVESTMENT TRUST
-----------------------
    ANNUAL REPORT / JUNE 30, 1998

================================================================================

         (The following pages should be read in conjunction with Kiewit Mutual Fund Annual Financial Statements.)

KIEWIT INVESTMENT TRUST / MONEY MARKET SERIES
---------------------------------------------
    INVESTMENTS / JUNE 30, 1998
    (Showing Percentage of Total Value of Net Assets)
================================================================================

                                                                                 PRINCIPAL      VALUE
                                                                                   AMOUNT      (NOTE 2)
                                                                                -----------   -----------
COMMERCIAL PAPER -- 90.3%
   AUTOMOBILES -- 4.1%
     Daimler-Benz North America Corp., 5.53%, 08/18/98 ......................   $ 5,000,000   $ 4,963,133
     Daimler-Benz North America Corp., 5.50%, 09/09/98 ......................     5,000,000     4,946,528
                                                                                              -----------
                                                                                                9,909,661
                                                                                              -----------
   AUTO PARTS -- 4.1%
     TRW, Inc., 5.53%, 07/16/98 .............................................     5,000,000     4,988,479
     TRW, Inc., 5.57%, 07/24/98 .............................................     5,000,000     4,982,303
                                                                                              -----------
                                                                                                9,970,782
                                                                                              -----------
   BANKS -- 8.2%
     Bank of Nova Scotia , 5.50%, 08/03/98 ..................................     5,000,000     4,974,792
     Commerzbank U.S. Finance, Inc., 5.54%, 07/24/98 ........................     5,000,000     4,982,303
     Corporacion Andina de Fomento, 5.53%, 07/10/98 .........................     5,000,000     4,993,087
     Dresdner U.S. Finance, Inc., 5.51%, 08/04/98 ...........................     5,000,000     4,973,981
                                                                                              -----------
                                                                                               19,924,163
                                                                                              -----------
   BUSINESS SERVICES -- 2.1%
     Electronic Data Systems Finance PLC , 5.53%, 08/13/98 ..................     5,000,000     4,966,974
                                                                                              -----------
   CHEMICALS -- 12.4%
     E.I. Dupont de Nemours and Co., 5.50%, 07/09/98 ........................     5,000,000     4,993,889
     E.I. Dupont de Nemours and Co., 5.50%, 07/28/98 ........................     5,000,000     4,979,375
     Great Lakes Chemical Corp., 5.50%, 07/14/98 ............................     5,000,000     4,990,069
     Great Lakes Chemical Corp., 5.51%, 08/24/98 ............................     5,000,000     4,958,675
     Monsanto Co., 5.55%, 07/07/98 ..........................................     5,000,000     4,995,500
     Monsanto Co., 5.50%, 08/03/98 ..........................................     5,000,000     4,974,792
                                                                                              -----------
                                                                                               29,892,300
                                                                                              -----------
   COMPUTERS -- 6.2%
     Computer Sciences Corp., 5.55%, 07/07/98 ...............................     5,000,000     4,995,375
     CSC Enterprises, 5.57%, 07/21/98 .......................................     5,000,000     4,984,528
     International Business Machines Corp., 5.48%, 08/17/98 .................     5,000,000     4,964,228
                                                                                              -----------
                                                                                               14,944,131
                                                                                              -----------
   ELECTRONICS -- 2.1%
     General Electric Co., 5.48%, 07/20/98 ..................................     5,000,000     4,985,539
                                                                                              -----------
   ENERGY -- 2.1%
     Consolidated Natural Gas Co., 5.52%, 07/14/98 ..........................     5,000,000     4,990,033
                                                                                              -----------
   FINANCIAL SERVICES -- 10.4%
     Deutsche Bank Financial Inc., 5.50%, 07/08/98 ..........................     5,000,000     4,994,653
     General Electric Capital Corp., 5.38%, 07/15/98 ........................     5,000,000     4,989,539
     General Electric Credit Capital Services of Puerto Rico, 5.53%, 07/10/98     5,000,000     4,993,087
     John Deere Capital Corp., 5.50%, 07/22/98 ..............................     5,000,000     4,983,958
     Novartis Finance Corp., 5.51%, 07/30/98 ................................     5,000,000     4,977,807
                                                                                              -----------
                                                                                               24,939,044
                                                                                              -----------
   FOOD & BEVERAGE -- 3.0%
     Coca-Cola Enterprises Inc., 5.53%, 08/10/98 ............................     2,350,000     2,335,561
     McCormick & Company, Inc., 5.50%, 09/15/98 .............................     5,000,000     4,941,944
                                                                                              -----------
                                                                                                7,277,505
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements .

KIEWIT INVESTMENT TRUST / MONEY MARKET SERIES
---------------------------------------------
    INVESTMENTS / JUNE 30, 1998 -- CONTINUED

================================================================================

                                                                                 PRINCIPAL      VALUE
                                                                                   AMOUNT      (NOTE 2)
                                                                                -----------   -----------
FREIGHT & SHIPPING -- 3.2%
     Matson Navigation Company, Inc., 5.52%, 07/29/98 .......................   $ 5,000,000   $ 4,978,533
     Matson Navigation Company, Inc., 5.54%, 07/29/98 .......................     2,800,000     2,787,935
                                                                                              -----------
                                                                                                7,766,468
                                                                                              -----------
   LEASING -- 4.1%
     The Hertz Corp., 5.51%, 07/08/98 .......................................     5,000,000     4,994,643
     The Hertz Corp., 5.53%, 08/07/98 .......................................     5,000,000     4,971,582
                                                                                              -----------
                                                                                                9,966,225
                                                                                              -----------
   MACHINERY & HEAVY EQUIPMENT -- 4.1%
     Deere & Co., 5.52%, 09/03/98 ...........................................     5,000,000     4,950,933
     Dover Corp., 5.55%, 08/26/98 ...........................................     5,000,000     4,956,833
                                                                                              -----------
                                                                                                9,907,766
                                                                                              -----------
   MANUFACTURING -- 1.2%
     The Stanley Works, 5.48%, 07/16/98 .....................................     3,000,000     2,993,150
                                                                                              -----------
   OIL -- 2.1%
     Atlantic Richfield Co., 5.53%, 08/12/98 ................................     5,000,000     4,967,742
                                                                                              -----------
   PHARMACEUTICALS PREPARATIONS -- 4.1%
     American Home Products Corp., 5.51%, 08/21/98 ..........................     5,000,000     4,960,971
     Novartis Group, 5.51%, 07/13/98 ........................................     5,000,000     4,990,817
                                                                                              -----------
                                                                                                9,951,788
                                                                                              -----------
   PRINTING & PUBLISHING -- 6.2%
     Knight-Ridder, Inc., 5.80%, 07/02/98 ...................................     5,000,000     4,999,194
     Knight-Ridder, Inc., 5.65%, 08/11/98 ...................................     5,000,000     4,967,826
     R.R. Donnelley & Sons Co., 5.80%, 07/06/98 .............................     5,000,000     4,995,972
                                                                                              -----------
                                                                                               14,962,992
                                                                                              -----------
   RUBBER & PLASTICS -- 4.1%
     Rubbermaid Inc., 5.52%, 08/27/98 .......................................     5,000,000     4,956,300
     Rubbermaid Inc., 5.51%, 09/08/98 .......................................     5,000,000     4,947,196
                                                                                              -----------
                                                                                                9,903,496
                                                                                              -----------
   SECURITIES DEALERS -- 2.0%
     Merrill Lynch & Co., Inc., 5.55%, 08/05/98 .............................     5,000,000     4,973,021
                                                                                              -----------
   TELECOMMUNICATIONS -- 4.5%
     GTE Corp., 5.60%, 07/01/98 .............................................     3,000,000     3,000,000
     GTE Corp., 5.54%, 07/20/98 .............................................     5,000,000     4,985,381
     GTE Corp., 5.54%, 07/28/98 .............................................     3,000,000     2,987,535
                                                                                              -----------
                                                                                               10,972,916
                                                                                              -----------
         TOTAL COMMERCIAL PAPER (COST $218,165,696) .......................................   218,165,696
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / MONEY MARKET SERIES
---------------------------------------------
    INVESTMENTS / JUNE 30, 1998 -- CONTINUED

================================================================================

                                                                                 PRINCIPAL      VALUE
                                                                                   AMOUNT      (NOTE 2)
                                                                                -----------   -----------
CORPORATE BOND -- 0.8%
     Nordstrom, Inc., 9.60%, 07/01/98
        (Cost$2,000,000) ....................................................    $2,000,000  $  2,000,000
                                                                                             ------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 2.5%
     Student Loan Marketing Association Notes*, 5.32%, 09/28/98
        (Cost$5,959,010) ....................................................     5,960,000     5,959,010
                                                                                             ------------
REPURCHASE AGREEMENT -- 6.4%
     With Paine Webber Group, Inc.: At 6.15% dated 06/30/98,
        to be repurchased at $15,526,652 on 07/01/98,
        collateralized by a Federal Home Loan Mortgage
        Corporation security with an original par value of
        $16,215,000, due 01/01/28 (market value $16,460,171)
        (COST $15,524,000) ................................................................    15,524,000
                                                                                             ------------
TOTAL INVESTMENTS (COST $241,648,706)(DAGGER) -- 100.0% ...................................   241,648,706

OTHER ASSETS AND LIABILITIES, NET -- 0.0% .................................................        (9,018)
                                                                                             ------------
NET ASSETS -- 100.0% ......................................................................  $241,639,688
                                                                                             ============

* Denotes a variable or floating note. Variable and floating rate notes are instruments whose rates change periodically. The rate shown is as of June 30, 1998.
(DAGGER) Cost for Federal income tax purposes.
(DOUBLE DAGGER)   Unaudited.

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / SHORT-TERM GOVERNMENT SERIES
------------------------------------------------------
    INVESTMENTS / JUNE 30, 1998
    (Showing Percentage of Total Value of Net Assets)
================================================================================

                                                                                 PRINCIPAL      VALUE
                                                                                   AMOUNT      (NOTE 2)
                                                                                -----------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.7%
     Federal National Mortgage Association Notes, 6.20%, 06/26/00 ...........   $ 2,000,000   $ 2,020,360
     Federal National Mortgage Association Notes, 5.42%, 01/23/01 ...........     1,000,000       993,840
                                                                                              -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $2,999,702) .......................     3,014,200
                                                                                              -----------
U.S. TREASURY OBLIGATIONS -- 82.1%
     U.S. Treasury Notes, 6.50%, 04/30/99 ...................................     1,800,000     1,814,526
     U.S. Treasury Notes, 5.92%, 08/31/99 ...................................     2,400,000     2,409,552
     U.S. Treasury Notes, 5.88%, 11/15/99 ...................................     3,000,000     3,013,649
     U.S. Treasury Notes, 6.88%, 03/31/00 ...................................     2,800,000     2,861,656
     U.S. Treasury Notes, 6.00%, 08/15/00 ...................................     2,000,000     2,018,420
     U.S. Treasury Notes, 5.75%, 10/31/00 ...................................     1,750,000     1,758,155
     U.S. Treasury Notes, 5.63%, 02/28/01 ...................................     1,000,000     1,001,990
     U.S. Treasury Notes, 6.50%, 05/31/01 ...................................       900,000       922,671
                                                                                              -----------
         TOTAL U.S TREASURY OBLIGATIONS (COST $15,778,185) ................................    15,800,619
                                                                                              -----------
REPURCHASE AGREEMENT -- 1.0%
     With Merrill Lynch & Co. Inc.: At 5.50% dated 06/30/98,
        to be repurchased at $195,030 on 07/01/98, collateralized
        by a Federal National Mortgage Association security with a coupon rate of 6.15%, due 01/13/00
        (market value $201,308) (COST $195,000) ...........................................       195,000
                                                                                              -----------
TOTAL INVESTMENTS (Cost $18,972,887)(DAGGER) -- 98.8% .....................................    19,009,819

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2% .............................................       229,979
                                                                                              -----------
NET ASSETS -- 100.0% ......................................................................   $19,239,798
                                                                                              ===========

(DAGGER) Cost for Federal income tax purposes. At June 30, 1998, net unrealized appreciation was $36,932. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $45,144 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,212.

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / INTERMEDIATE-TERM BOND SERIES
-------------------------------------------------------
    INVESTMENTS / JUNE 30, 1998
    (Showing Percentage of Total Value of Net Assets)
================================================================================

                                                                  MOODY'S/S&P         PRINCIPAL           VALUE
                                                              RATING(DOUBLE DAGGER)     AMOUNT           (NOTE 2)
                                                              ---------------------   ----------         --------
CORPORATE BONDS -- 27.1%
   AUTOMOBILES -- 1.7%
     General Motors Acceptance Corp., 6.75%, 02/07/02 ......          A3/A            $ 1,000,000       $ 1,020,000
                                                                                                        -----------
   BANKS -- 1.7%
     NationsBank Corp., 6.50%, 08/15/03 ....................          A1/A              1,000,000         1,013,750
                                                                                                        -----------
   ENERGY -- 3.4%
     Citizens Utilities Co., 7.60%, 06/01/06 ...............        A2/AA-              1,000,000         1,081,250
     Southern Calfornia Edison, 5.88%, 01/15/01 ............          A3/A              1,000,000         1,000,000
                                                                                                        -----------
                                                                                                          2,081,250
                                                                                                        -----------
   FINANCE -- 3.4%
     Morgan Stanley Group Dean Witter, 6.88%, 03/01/07 .....         A1/A+              1,000,000         1,037,500
     Ford Motor Credit, 7.00%, 09/25/01 ....................          A1/A              1,000,000         1,028,750
                                                                                                        -----------
                                                                                                          2,066,250
                                                                                                        -----------
   FINANCIAL SERVICES -- 1.7%
     Household Finance Corp., 7.25%, 07/15/03 ..............          A2/A              1,000,000         1,041,250
                                                                                                        -----------
   INDUSTRIAL -- 3.3%
     Bausch & Lomb, Inc., 6.75%, 12/15/04 ..................      Baa2/BBB              1,000,000         1,015,000
     Praxair, Inc., 6.75%, 03/01/03 ........................       A3/BBB+              1,000,000         1,022,500
                                                                                                        -----------
                                                                                                          2,037,500
                                                                                                        -----------
   MACHINERY & HEAVY EQUIPMENT -- 1.7%
     Hanson PLC, 7.38%, 01/15/03 ...........................         A3/A-              1,000,000         1,046,250
                                                                                                        -----------
   MANUFACTURING -- 5.3%
     Dayton Hudson Corp., 6.40%, 02/15/03 ..................     Baa1/BBB+              1,200,000         1,210,500
     EG&G, Inc., 6.80%, 10/15/05 ...........................        Baa2/A              1,000,000         1,043,750
     Hoechst-Celanese Corp., 6.13%, 02/01/04 ...............         A2/A+              1,000,000         1,006,250
                                                                                                        -----------
                                                                                                          3,260,500
                                                                                                        -----------
   RETAIL MERCHANDISING -- 1.6%
     Penney ( J.C.) Co., 6.13%, 11/15/03 ...................          A2/A              1,000,000         1,002,500
                                                                                                        -----------
   SECURITIES DEALERS -- 1.7%
     Bear Stearns, Inc., 6.50%, 08/01/02 ...................          A2/A              1,000,000         1,010,000
                                                                                                        -----------
   TELECOMMUNICATIONS -- 1.6%
     Cable & Wireless Communications, 6.38%, 03/06/03 ......       Baa1/A-              1,000,000         1,000,000
                                                                                                        -----------
         TOTAL CORPORATE BONDS (COST $16,470,667) ...............................................        16,579,250
                                                                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.2%
     Federal National Mtge. Assoc. Notes, 6.20%, 06/26/00 ..        Aaa/NR              5,250,000         5,303,444
     Federal National Mtge. Assoc. Notes, 5.42%, 01/23/01 ..        Aaa/NR              1,000,000           993,840
     Federal National Mtge. Assoc. Notes, 7.65%, 03/10/05 ..        Aaa/NR                500,000           552,385
                                                                                                        -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $6,788,780) .............................         6,849,669
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / INTERMEDIATE-TERM BOND SERIES
-------------------------------------------------------
    INVESTMENTS / JUNE 30, 1998 -- CONTINUED

================================================================================

                                                                                  PRINCIPAL      VALUE
                                                                                   AMOUNT      (NOTE 2)
                                                                                -----------   -----------
U.S. TREASURY OBLIGATIONS -- 59.0%
     U.S. Treasury Notes, 6.88%, 08/31/99 ....................................   $5,250,000   $ 5,329,327
     U.S. Treasury Notes, 5.88%, 11/15/99 ....................................    9,100,000     9,141,404
     U.S. Treasury Notes, 5.75%, 10/31/00 ....................................    2,400.000     2,411,184
     U.S. Treasury Notes, 6.25%, 04/30/01 ....................................    2,750,000     2,800,243
     U.S. Treasury Notes, 5.88%, 11/30/01 ....................................    4,250,000     4,290,842
     U.S. Treasury Notes, 6.25%, 06/30/02 ....................................    2,350,000     2,407,387
     U.S. Treasury Notes, 6.50%, 10/15/06 ....................................    5,750,000     6,100,807
     U.S. Treasury Bonds, 10.38%, 11/15/12 ...................................    2,700,000     3,614,058
                                                                                              -----------
         TOTAL U.S. TREASURY OBLIGATIONS (COST $35,834,566) ...............................    36,095,252
                                                                                              -----------
REPURCHASE AGREEMENT -- 1.5%
     With Paine Webber Group, Inc.: At 6.15% dated 06/30/98, to be repurchased at
        $893,153 on 07/01/98, collateralized by a Federal Home Loan Mortgage
        Corporation security with an original par value of $935,000 due
        01/01/28 (market value $949,137) (COST $893,000) ..................................       893,000
                                                                                              -----------
TOTAL INVESTMENTS (COST $59,987,013)(DAGGER) -- 98.8% .....................................    60,417,171

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2% .............................................       736,317
                                                                                              -----------
NET ASSETS -- 100.0% ......................................................................   $61,153,488
                                                                                              ===========

(DAGGER) Cost for Federal income tax purposes. At June 30, 1998, net unrealized appreciation was $430,158. This consisted of aggregate gross realized appreciation for all securities in which there was an excess of market value over tax cost of $479,471 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $49,313.
NR Not Rated. While not rated by Moody's or S&P, U.S. Government Agency Obligations are considered to be of the highest quality, comparable to AAA.
(DOUBLE DAGGER) Unaudited.

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / EQUITY SERIES
---------------------------------------
    INVESTMENTS / JUNE 30, 1998
    (Showing Percentage of Total Value of Net Assets)
================================================================================
                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
COMMON STOCK -- 96.2%
  COMMUNICATIONS & BROADCASTING -- 8.6%
       Airtouch Communications, Inc.* ......        6,400   $  374,000
       Alltel Corp. ........................        2,600      120,900
       Ameritech Corp. .....................       13,900      623,762
       AT&T Corp. ..........................       20,600    1,176,775
       Bell Atlantic Corp. .................       19,800      903,375
       BellSouth Corp. .....................       12,600      845,775
       CBS Corp. ...........................        8,700      276,225
       Clear Channel Communications,
         Inc.* .............................        1,300      141,862
       Comcast Corp. (Special A Shares) ....        4,700      190,791
       GTE Corp. ...........................       12,100      673,062
       MCI Communications Corp. ............        8,800      511,500
       Mediaone Group* .....................        7,700      338,319
       SBC Communications, Inc. ............       23,200      928,000
       Sprint Corp. ........................        5,400      380,700
       Tele-Communications, Inc. ...........
         (Class A)* ........................        6,900      265,219
       Time Warner, Inc. ...................        7,100      606,606
       US West Inc. ........................        6,310      296,570
       Viacom, Inc. (Class B)* .............        4,500      262,125
       Worldcom, Inc.* .....................       12,800      620,000
                                                            ----------
     TOTAL COMMUNICATIONS & BROADCASTING ................    9,535,566
                                                            ----------
  ELECTRIC, GAS & WATER UTILITIES -- 2.4%
       American Electric Power Co., Inc. ...        2,600      117,975
       Carolina Power & Light Co. ..........        2,000       86,750
       Central & South West Corp. ..........        3,000       80,625
       Consolidated Edison, Inc. ...........        3,200      147,400
       Dominion Resources, Inc. ............        2,600      105,950
       Duke Power Co. ......................        4,600      272,550
       Edison International ................        5,300      156,681
       Enron Corp. .........................        4,100      221,656
       Entergy Corp. .......................        3,300       94,875
       First Energy Corp. ..................        3,100       95,325
       FPL Group, Inc. .....................        2,500      157,500
       Houston Industries, Inc. ............        3,900      120,412
       Pacificorp ..........................        4,000       90,500
       PG & E Corp. ........................        5,900      186,219
       Public Service Enterprise Group .....        3,200      110,200
       Southern Co. ........................        8,700      240,881
       Texas Utilities Co. .................        3,300      137,362
       Unicom Corp. ........................        3,000      105,187
       Williams Cos., Inc. .................        4,200      141,750
                                                            ----------
     TOTAL ELECTRIC, GAS & WATER UTILITIES ..............    2,669,798
                                                            ----------
  FINANCE & INSURANCE -- 18.3%
    HOSPITAL & MEDICAL SERVICE PLANS -- 0.7%
       Aetna, Inc. .........................        2,000      152,250
       Aon Corp. ...........................        2,300      161,575
       Columbia Healthcare Corp. ...........        8,200      238,825
       United Healthcare Corp. .............        2,600      165,100
                                                            ----------
                                                               717,750
                                                            ----------

                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
INSURANCE CARRIERS -- 4.8%
       Allstate Corp. ......................        5,400   $  494,437
       American General Corp. ..............        3,400      242,037
       American International Group, Inc. ..        8,800    1,284,800
       Chubb Corp. .........................        2,400      192,900
       CIGNA Corp. .........................        3,000      207,000
       Cincinnati Financial Corp. ..........        2,100       80,587
       Conseco, Inc. .......................        2,600      121,550
       General Reinsurance Corp. ...........        1,100      278,850
       Hartford Financial Services
         Group, Inc. .......................        1,600      183,000
       Jefferson-Pilot Corp. ...............        1,500       86,906
       Lincoln National Corp. ..............        1,300      118,787
       Loews Corp. .........................        1,500      130,687
       Marsh & McLennan Cos., Inc. .........        3,450      208,509
       MGIC Investment Corp. ...............        1,500       85,594
       Progressive Corporation of Ohio .....        1,000      141,000
       Safeco Corp. ........................        1,700       77,244
       St. Paul Cos., Inc. .................        2,200       92,537
       SunAmerica, Inc. ....................        2,700      155,081
       Torchmark Corp. .....................        1,800       82,350
       Transamerica Corp. ..................          800       92,100
       Travelers Group, Inc. ...............       14,500      879,062
       UNUM Corp. ..........................        1,800       99,900
                                                            ----------
                                                             5,334,918
                                                            ----------
    SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 3.0%
       American Express Co. ................        5,900      672,600
       Associates First Capital Corp. ......
         Class A ...........................        4,483      344,631
       Beneficial Corp. ....................          700      107,231
       Federal Home Loan Mortgage
         Corp. .............................        8,800      414,150
       Federal National Mortgage
         Association .......................       13,400      814,050
       H.F. Ahmanson & Co. .................        1,300       92,300
       Household International, Inc. .......        4,200      208,950
       Washington Mutual, Inc. .............        5,100      221,531
       Wells Fargo & Co. ...................        1,200      442,800
                                                            ----------
                                                             3,318,243
                                                            ----------
    SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 1.2%
       Charles Schwab Corp. ................        3,600      117,000
       Lehman Brothers Holdings, Inc. ......        1,200       93,075
       Merrill Lynch & Co., Inc. ...........        4,200      387,450
       Morgan Stanley Dean Witter
         Discover & Co. ....................        7,500      685,312
                                                            ----------
                                                             1,282,837
                                                            ----------
    STATE & NATIONAL BANKS -- 8.6%
       Banc One Corp. ......................        8,200      457,662
       Bank of New York Co., Inc. ..........        4,700      285,231
       BankAmerica Corp. ...................        8,700      752,006
       BankBoston Corp. ....................        3,800      211,375
       Bankers Trust New York Corp. ........        1,300      150,881
       BB&T Corp. ..........................        1,800      121,725

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / EQUITY SERIES
---------------------------------------
    INVESTMENTS / JUNE 30, 1998 -- CONTINUED

================================================================================
                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
       Chase Manhattan Corp. ...............       10,600   $  800,300
       Citicorp ............................        5,800      865,650
       Comerica, Inc. ......................        2,100      139,125
       Fifth Third Bancorp. ................        3,000      189,000
       First Chicago NBD Corp. .............        3,700      327,912
       First Union Corp. ...................       11,950      696,087
       Fleet Financial Group, Inc. .........        3,400      283,900
       Huntington Bancshares Inc. ..........        2,600       87,100
       J.P. Morgan & Co., Inc. .............        2,200      257,675
       Keycorp. ............................        6,000      213,750
       MBNA Corp. ..........................        6,300      207,900
       Mellon Bank Corp. ...................        3,400      236,725
       Merchantile Bancorp, Inc. ...........        1,800       90,675
       National City Corp. .................        2,900      205,900
       Nationsbank Corp. ...................       11,900      910,350
       Northern Trust Corp. ................        1,500      114,375
       Norwest Corp. .......................        9,600      358,800
       PNC Bank Corp. ......................        3,900      209,869
       Republic New York Corp. .............        1,400       88,112
       State Street Corp. ..................        2,100      145,950
       Summit Bancorp ......................        2,400      114,000
       Suntrust Banks, Inc. ................        2,900      235,806
       Synovus Financial Corp. .............        3,450       81,937
       U.S. Bancorp ........................        9,900      425,700
       Wachovia Corp. ......................        2,600      219,700
                                                            ----------
                                                             9,485,178
                                                            ----------
     TOTAL FINANCE & INSURANCE ..........................   20,138,926
                                                            ----------
  MANUFACTURING -- 47.8%
    AIRCRAFT & AEROSPACE -- 1.6%
       Allied-Signal, Inc. .................        7,200      319,500
       Boeing Co. ..........................       12,600      561,487
       Lockheed Martin Corp. ...............        2,400      254,100
       Northrop Grumman Corp. ..............          900       92,812
       Raytheon Co. (Class B) ..............        4,300      254,237
       United Technologies Corp. ...........        3,200      296,000
                                                            ----------
                                                             1,778,136
                                                            ----------
    CHEMICAL & ALLIED PRODUCTS -- 2.4%
       Air Products & Chemicals, Inc. ......        2,800      112,000
       Amgen, Inc.* ........................        3,600      235,350
       Dow Chemical Co. ....................        3,100      299,731
       Dupont (E.I.) de Nemours & Co. ......       14,300    1,067,137
       Monsanto Co. ........................        7,500      419,062
       Occidental Petroleum Corp. ..........        4,500      121,500
       PPG Industries, Inc. ................        2,500      173,906
       Praxair, Inc. .......................        2,100       98,306
       Rohm & Haas Co. .....................          800       83,150
       WR Grace & Company* .................        1,000       17,062
                                                            ----------
                                                             2,627,204
                                                            ----------
    COMPUTERS & OFFICE EQUIPMENT -- 9.1%
       3Com Corp.* .........................        4,700      144,231
       Bay Networks, Inc.* .................        2,700       87,075
       Cisco Systems, Inc.* ................       12,700    1,169,194
       Compaq Computer Corp. ...............       21,090      598,429

                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
       EMC Corp.* ..........................        6,200   $  277,837
       Hewlett-Packard Co. .................       13,200      790,350
       Intel Corp. .........................       20,700    1,534,387
       International Business Machines
         Corp. .............................       12,300    1,412,194
       Micron Technology, Inc.* ............        2,900       71,956
       Microsoft Corp.* ....................       30,500    3,305,437
       Pitney Bowes, Inc. ..................        3,800      182,875
       Seagate Technology, Inc.* ...........        3,300       78,581
       Xerox Corp. .........................        4,100      416,662
                                                            ----------
                                                            10,069,208
                                                            ----------
    CONSUMER PRODUCTS -- 3.4%
       Avon Products, Inc. .................        1,700      131,750
       Clorox Co. ..........................        1,400      133,525
       Colgate-Palmolive Co. ...............        3,700      325,600
       Gillette Co. ........................       14,200      804,962
       Kimberly-Clark Corp. ................        7,100      325,712
       Newell Co. ..........................        2,100      104,606
       Procter & Gamble Co. ................       17,000    1,548,063
       Ralston Purina Group ................        1,400      163,538
       Wm. Wrigley, Jr. Co. ................        1,500      147,000
                                                            ----------
                                                             3,684,756
                                                            ----------
    FOOD AND BEVERAGE -- 6.2%
       Agribrands International, Inc.* .....          140        4,235
       Anheuser-Busch Cos., Inc. ...........        6,200      292,563
       Archer Daniels Midland Co. ..........        7,600      147,250
       Bestfoods, Inc. .....................        3,800      220,638
       Campbell Soup Co. ...................        5,800      308,125
       Coca-Cola Co. .......................       31,300    2,676,150
       Conagra, Inc. .......................        6,400      202,800
       General Mills, Inc. .................        2,100      143,588
       Heinz (H.J.) Co. ....................        4,700      263,788
       Hershey Foods Corp. .................        1,900      131,100
       Kellogg Co. .........................        5,200      195,325
       PepsiCo, Inc. .......................       19,200      790,800
       Quaker Oats Co. .....................        1,800       98,888
       Sara Lee Corp. ......................        6,000      335,625
       Sysco Corp. .........................        4,800      123,000
       The Seagram Co. Ltd. ................        5,000      204,688
       Unilever NV .........................        8,100      639,394
       Vlasic Foods International* .........          580       11,673
                                                            ----------
                                                             6,789,630
                                                            ----------
    GAMES & TOYS -- 0.1%
       Mattel, Inc. ........................        3,900      165,019
                                                            ----------
    MISC. ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 4.3%
       AMP, Inc. ...........................        3,000      103,125
       Applied Materials, Inc.* ............        5,000      147,500
       Emerson Electric Co. ................        5,600      338,100
       General Electric Co. ................       41,400    3,767,400
       Honeywell, Inc. .....................        1,700      142,056
       Texas Instruments, Inc. .............        4,900      285,731
                                                            ----------
                                                             4,783,912
                                                            ----------

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / EQUITY SERIES
---------------------------------------
    INVESTMENTS / JUNE 30, 1998 -- CONTINUED

================================================================================
                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
    MISC. INDUSTRIAL MACHINERY & EQUIPMENT-- 1.2%
       Baker Hughes, Inc. ..................        2,300   $   79,494
       Caterpillar, Inc. ...................        4,700      248,513
       Cooper Industries, Inc. .............        1,600       87,900
       Deere & Co. .........................        3,400      179,775
       Dover Corp. .........................        3,000      102,750
       Dresser Industries, Inc. ............        2,400      105,750
       Eaton Corp. .........................        1,000       77,750
       Illinois Tool Works, Inc. ...........        3,400      226,738
       Ingersoll Rand Co. ..................        2,300      101,344
       Thermo Electron Corp.* ..............        2,000       68,375
                                                            ----------
                                                             1,278,389
                                                            ----------
    MISCELLANEOUS MANUFACTURING INDUSTRIES -- 1.2%
       Corning, Inc. .......................        3,100      107,725
       Crown Cork & Seal Co., Inc. .........        1,700       80,750
       Minnesota Mining & Manufacturing
         Co. ...............................        5,200      427,375
       Pioneer Hi Bred International .......        3,300      136,538
       Sealed Air Corp.* ...................          536       19,698
       Tyco International Ltd. .............        6,800      428,400
       UST, Inc. ...........................        2,500       67,500
                                                            ----------
                                                             1,267,986
                                                            ----------
    OIL FIELD MACHINERY & EQUIPMENT -- 0.4%
       Schlumberger Ltd. ...................        6,200      423,538
                                                            ----------
    PAPER & PAPER PRODUCTS -- 0.4%
       Fort James Corp. ....................        2,600      115,700
       International Paper Co. .............        4,100      176,300
       Weyerhaeuser Co. ....................        2,700      124,706
                                                            ----------
                                                               416,706
                                                            ----------
    PHARMACEUTICAL PREPARATIONS -- 9.9%
       Abbott Laboratories .................       19,400      792,975
       American Home Products Corp. ........       16,400      848,700
       Bristol-Myers Squibb Co. ............       12,600    1,448,213
       Johnson & Johnson Co. ...............       17,000    1,253,750
       Eli Lilly & Co. .....................       14,000      924,875
       Merck & Co., Inc. ...................       15,200    2,033,000
       Pfizer, Inc. ........................       16,400    1,782,475
       Pharmacia & Upjohn, Inc. ............        6,400      295,200
       Schering-Plough Corp. ...............        9,300      852,113
       Warner-Lambert Co. ..................       10,200      707,625
                                                            ----------
                                                            10,938,926
                                                            ----------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.3%
       Eastman Kodak Co. ...................        4,100      299,556
                                                            ----------
    PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.9%
       Baxter International, Inc. ..........        3,500      188,344
       Becton, Dickinson & Co. .............        1,600      124,200
       Boston Scientific Corp.* ............        2,700      193,388
       Guidant Corp. .......................        2,000      142,625
       Medtronic, Inc. .....................        6,000      382,500
                                                            ----------
                                                             1,031,057
                                                            ----------

                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
  PRINTING & PUBLISHING -- 0.6%
     Gannett Co., Inc. .....................        3,800   $  270,038
     McGraw-Hill Cos., Inc. ................        1,300      106,031
     New York Times Co. ....................        1,300      103,025
     R.R. Donnelley & Sons Co. .............        2,000       91,500
     Tribune Co. ...........................        1,600      110,100
                                                            ----------
                                                               680,694
                                                            ----------
  RUBBER & PLASTICS -- 0.1%
     Goodyear Tire & Rubber Co. ............        2,100      135,319
                                                            ----------
  TELECOMMUNICATIONS EQUIPMENT -- 2.1%
     Lucent Technologies, Inc. .............       16,200    1,347,638
     Motorola, Inc. ........................        7,500      394,219
     Northern Telecom Ltd. .................        6,600      374,550
     Tellabs, Inc.* ........................        2,500      179,063
                                                            ----------
                                                             2,295,470
                                                            ----------
  TEXTILES & APPAREL -- 0.2%
     Nike, Inc. ............................        3,900      189,881
     VF Corp. ..............................        1,600       82,400
                                                            ----------
                                                               272,281
                                                            ----------
  TOBACCO -- 1.1%
     Philip Morris Cos., Inc. ..............       30,700    1,208,813
                                                            ----------
  TRANSPORTATION EQUIPMENT -- 2.3%
     Chrysler Corp. ........................        8,400      473,550
     Dana Corp. ............................        1,300       69,550
     Ford Motor Co. ........................       15,200      896,800
     General Motors Corp. ..................        8,900      594,631
     Rockwell International Corp. ..........        2,900      139,381
     Tenneco, Inc. .........................        2,300       87,544
     Textron, Inc. .........................        2,300      164,881
     TRW, Inc. .............................        1,600       87,400
                                                            ----------
                                                             2,513,737
                                                            ----------
   TOTAL MANUFACTURING ..................................   52,660,337
                                                            ----------
MINING -- 6.9%
  ALUMINUM -- 0.2%
     Alcan Aluminum Ltd. ...................        3,100       85,638
     Aluminum Co. of America ...............        2,400      158,250
                                                            ----------
                                                               243,888
                                                            ----------
  CRUDE PETROLEUM & NATURE GAS -- 1.9%
     Burlington Resources, Inc. ............        2,400      103,350
     Halliburton Co. .......................        3,400      151,513
     Phillips Petroleum Co. ................        3,600      173,475
     Royal Dutch Petroleum Co. .............       27,200    1,490,900
     Unocal Corp. ..........................        3,400      121,550
                                                            ----------
                                                             2,040,788
                                                            ----------
  MISCELLANEOUS METAL ORES -- 0.1%
     Barrick Gold Corp. ....................        5,000       95,938
                                                            ----------

  The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / EQUITY SERIES
---------------------------------------
    INVESTMENTS / JUNE 30, 1998 -- CONTINUED

================================================================================
                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
PETROLEUM REFINING -- 4.7%
       Amoco Corp. .........................       12,200   $  507,825
       Atlantic Richfield Co. ..............        4,300      335,938
       Chevron Corp. .......................        8,300      689,419
       Coastal Corp. .......................        1,400       97,738
       Exxon Corp. .........................       31,300    2,232,081
       Mobil Corp. .........................       10,000      766,250
       Texaco, Inc. ........................        7,200      429,750
       USX - Marathon Group ................        3,900      133,819
                                                            ----------
                                                             5,192,820
                                                            ----------
     TOTAL MINING .......................................    7,573,434
                                                            ----------
  SERVICES -- 4.7%
    AMUSEMENT & RECREATIONAL SERVICES -- 0.8%
       Walt Disney Co. .....................        8,600      903,538
                                                            ----------
    BUSINESS SERVICES -- 0.9%
       Automatic Data Processing, Inc. .....        3,700      269,638
       Cendant Corp.* ......................       10,000      208,750
       First Data Corp. ....................        6,000      199,875
       The Interpublic Group of Cos., Inc. .        1,600       97,100
       MBIA, Inc. ..........................        1,200       89,850
       Omnicom Group, Inc. .................        2,100      104,738
                                                            ----------
                                                               969,951
                                                            ----------
    COMPUTER SERVICES -- 2.1%
       Cognizant Corp. .....................        2,300      144,900
       Computer Associates International,
         Inc. ..............................        6,900      383,381
       Computer Sciences Corp. .............        2,000      128,000
       Dell Computer Corp.* ................        8,200      761,063
       Gateway 2000, Inc.* .................        1,900       96,188
       HBO & Co. ...........................        5,800      204,450
       Oracle Corp.* .......................       12,400      304,575
       Parametric Technology Corp.* ........        3,400       92,225
       Sun Microsystems, Inc.* .............        4,700      204,156
                                                            ----------
                                                             2,318,938
                                                            ----------
    HOTELS, OTHER LODGING PLACES -- 0.2%
       Hilton Hotels Corp. .................        3,400       96,900
       Marriott International, Inc. ........
         Class A ...........................        3,400      110,075
       Sodexho Marriott Services, Inc. .....          425       12,325
                                                            ----------
                                                               219,300
                                                            ----------
    MEDICAL & HEALTH SERVICES -- 0.3%
       Healthsouth Corp.* ..................        5,400      144,113
       Tenet Healthcare Corp.* .............        4,100      128,125
                                                            ----------
                                                               272,238
                                                            ----------
    PERSONAL SERVICES -- 0.1%
       Service Corp. International .........        3,400      145,775
                                                            ----------

                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
  SANITARY SERVICES -- 0.3%
       Browning-Ferris Industries, Inc. ....        2,900   $  100,775
       Waste Management, Inc. ..............        6,100      213,500
                                                            ----------
                                                               314,275
                                                            ----------
     TOTAL SERVICES ........................                 5,144,015
                                                            ----------
  TRANSPORTATION -- 1.2%
       AMR Corp.* ..........................        2,400      199,800
       Burlington Northern Santa Fe ........        2,100      206,194
       CSX Corp. ...........................        3,000      136,500
       Delta Air Lines, Inc. ...............        1,000      129,250
       FDX Corp.* ..........................        2,000      125,500
       Norfolk Southern Corp. ..............        5,100      152,044
       Southwest Airlines ..................        3,100       91,838
       Union Pacific Corp. .................        3,400      150,025
       USAir Group, Inc.* ..................        1,300      103,025
                                                            ----------
     TOTAL TRANSPORTATION ..................                 1,294,176
                                                            ----------
  WHOLESALE & RETAIL TRADE -- 6.3%
    MISCELLANEOUS RETAIL STORES -- 1.0%
       Costco Companies, Inc.* .............        2,900      182,881
       Dayton Hudson Corp. .................        6,000      291,000
       CVS Corp. ...........................        4,800      186,900
       Rite Aid Corp. ......................        3,200      120,200
       Toys "R" Us, Inc.* ..................        3,900       91,894
       Walgreen Co. ........................        6,200      256,138
                                                            ----------
                                                             1,129,013
                                                            ----------
    RETAIL APPAREL & ACCESSORY STORES -- 0.5%
       Abercrombie & Fitch Co.* ............           50        2,200
       The Gap, Inc. .......................        5,100      314,288
       The Limited, Inc. ...................        3,700      122,563
       TJX Companies, Inc. .................        4,000       96,500
                                                            ----------
                                                               535,551
                                                            ----------
    RETAIL BUILDING MATERIAL -- 0.9%
       Home Depot, Inc. ....................        9,300      772,481
       Lowe's Cos., Inc. ...................        4,800      194,700
                                                            ----------
                                                               967,181
                                                            ----------
    RETAIL EATING & DRINKING PLACES -- 0.5%
       McDonald's Corp. ....................        8,700      600,300
                                                            ----------
    RETAIL FOOD STORES -- 0.5%
       Albertson's, Inc. ...................        3,300      170,981
       American Stores Co. .................        3,700       89,494
       Kroger Co.* .........................        3,500      150,063
       Winn Dixie Stores, Inc. .............        2,100      107,494
                                                            ----------
                                                               518,032
                                                            ----------

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST / EQUITY SERIES
---------------------------------------
    INVESTMENTS / JUNE 30, 1998 -- CONTINUED

================================================================================
                                                               VALUE
                                                   SHARES     (NOTE 2)
                                                   ------     -------
    RETAIL - FAMILY CLOTHING STORES -- 2.5%
       Federated Department Stores, Inc.* ..        2,900   $  156,056
       J.C. Penney Co., Inc. ...............        3,400      245,863
       K Mart Corp.* .......................        6,600      127,050
       May Department Stores Co. ...........        3,200      209,600
       Sears Roebuck & Co. .................        4,900      299,206
       Wal-Mart Stores, Inc. ...............       28,600    1,737,450
                                                            ----------
                                                             2,775,225
                                                            ----------
    WHOLESALE - CHEMICALS & DRUGS -- 0.1%
       Cardinal Health, Inc. ...............        1,400      131,250
                                                            ----------
    WHOLESALE MISCELLANEOUS -- 0.3%
       Fortune Brands, Inc. ................        2,400       92,250
       Genuine Parts Co. ...................        2,500       86,406
       Masco Corp. .........................        2,300      139,150
                                                            ----------
                                                               317,806
                                                            ----------
     TOTAL WHOLESALE & RETAIL TRADE .....................    6,974,358
                                                            ----------
     TOTAL COMMON STOCK
       (COST $85,725,536) ..................               105,990,610
                                                            ----------
CONVERTIBLE PREFERRED STOCK -- 0.0%
      Sealed Air Corp. $2.00 Cumulative
        (COST $26,348) .....................          475       19,950
                                                            ----------

                                                  PRINCIPAL    VALUE
                                                   AMOUNT     (NOTE 2)
                                                   ------     -------
U.S. TREASURY OBLIGATION -- 0.5%
      U.S. Treasury Bills
        5.03%, 09/17/98(a)
        (COST $494,556) ....................   $  500,000   $  494,486
                                                            ----------
REPURCHASE AGREEMENT -- 3.3%
      With Paine Webber Group, Inc.: At 6.15%
        dated  06/30/98,  to be  repurchased
        at $3,611,617 on 07/01/98,
        collateralized by a Federal Home Loan
        Morgage Corporation security with an
        original par value of $3,775,000, due
        01/01/28 (market value $3,832,078)
        (COST $3,611,000) ...............................    3,611,000
                                                          ------------
TOTAL INVESTMENTS
   (COST $89,857,440)(DAGGER) -- 100.0% .................  110,116,046

OTHER ASSETS AND LIABILITIES, NET -- 0.0% ...............       43,437
                                                          ------------
NET ASSETS -- 100.0% .................................... $110,159,483
                                                          ============

*    Non-income producing security.

(a) This security has been pledged as collateral for initial margin for futures contracts.

(DAGGER) Cost for Federal income tax purposes was $88,358,046. At June 30, 1998, net unrealized appreciation was $21,758,000. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $24,679,222 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,921,222.

SCHEDULE OF FUTURES CONTRACTS (Note 2)
--------------------------------------
                                                      TOTAL        UNREALIZED
NUMBER OF CONTRACTS   CONTRACT DESCRIPTION       CONTRACT VALUE       GAIN
--------------------------------------------------------------------------------
                             S&P 500
       14             September 1998 (Long)        $4,000,500        $48,713


    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST
-----------------------
    FINANCIAL STATEMENTS

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998

                                                                                     SHORT-TERM
                                                                  MONEY MARKET       GOVERNMENT    INTERMEDIATE-TERM      EQUITY
                                                                    SERIES             SERIES         BOND SERIES         SERIES
                                                               --------------------------------------------------------------------
ASSETS:

Investment in securities, at value* (Note 2) ...................   $241,648,706      $19,009,819       $60,417,171      $110,116,046
Cash ...........................................................            295               95               771               257
Receivable for beneficial interests sold .......................             --               --             9,172            38,363
Receivable from adviser ........................................             --           11,781                --                --
Dividends and interest receivable ..............................         77,789          249,878           760,009           108,485
                                                                   -----------------------------------------------------------------
Total assets ...................................................    241,726,790       19,271,573        61,187,123       110,263,151
                                                                   -----------------------------------------------------------------

LIABILITIES:

Payable for futures variation margin (Note 2) ..................             --               --                --            29,726
Accrued management fee (Note 4) ................................         39,263               --             3,238            46,364
Other accrued expenses (Note 4) ................................         47,839           31,775            30,397            27,578
                                                                   -----------------------------------------------------------------
Total liabilities ..............................................         87,102           31,775            33,635           103,668
                                                                   -----------------------------------------------------------------

NET ASSETS .....................................................   $241,639,688      $19,239,798       $61,153,488      $110,159,483
                                                                   =================================================================


*  Investments at cost .........................................   $241,648,706      $18,972,887       $59,987,013      $ 89,857,440


    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST
-----------------------
    FINANCIAL STATEMENTS -- CONTINUED

================================================================================

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 1998

                                                                                     SHORT-TERM
                                                                  MONEY MARKET       GOVERNMENT    INTERMEDIATE-TERM      EQUITY
                                                                    SERIES             SERIES         BOND SERIES         SERIES
                                                               --------------------------------------------------------------------
INCOME:
     Dividends .................................................   $        --       $       --        $       --       $ 1,405,379
     Interest ..................................................    27,754,348        8,428,059         8,850,321           194,845
                                                                  -----------------------------------------------------------------
     Total Income ..............................................    27,754,348        8,428,059         8,850,321         1,600,224
                                                                  -----------------------------------------------------------------

EXPENSES:
     Management fee (Note 4) ...................................       983,634          437,024           579,830           695,586
     Administration fee (Note 4) ...............................       114,115           69,391            69,066            62,622
     Accounting fee (Note 4) ...................................       106,047           59,883            59,601            53,079
     Custodian fee (Note 4) ....................................        61,354           21,397            20,303            23,601
     Trustees' fees and expenses (Note 4) ......................         5,476            5,476             5,476             5,476
     Legal fees ................................................         6,861            2,586             1,816             1,381
     Audit fees ................................................        17,981           17,981            17,981            17,981
     Other .....................................................        17,753            6,291             5,465             4,056
                                                                  -----------------------------------------------------------------
        Total expenses before fee waivers ......................     1,313,221          620,029           759,538           863,782
        Management fee waived (Note 4) .........................      (519,887)        (272,381)         (115,748)         (126,953)
                                                                  -----------------------------------------------------------------
        Total expenses, net ....................................       793,334          347,648           643,790           736,829
                                                                  -----------------------------------------------------------------
     Net investment income .....................................    26,961,014        8,080,411         8,206,531           863,395
                                                                  -----------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) on investment transactions .......        (2,895)       1,416,863         3,220,001        13,804,461
     Net realized loss on call options written .................            --               --                --          (184,915)
     Net realized gain on futures contracts ....................            --               --                --           325,669
     Net change in unrealized appreciation
        (depreciation) on investments ..........................            --         (198,397)          279,752        10,926,841
                                                                  -----------------------------------------------------------------
     Net gain (loss) on investments ............................        (2,895)       1,218,466         3,499,753        24,872,056
                                                                  -----------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $26,958,119       $9,298,877       $11,706,284       $25,735,451
                                                                  =================================================================

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST
-----------------------
    FINANCIAL STATEMENTS -- CONTINUED

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 1998

                                                                                     SHORT-TERM
                                                                  MONEY MARKET       GOVERNMENT    INTERMEDIATE-TERM      EQUITY
                                                                    SERIES             SERIES         BOND SERIES         SERIES
                                                               --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income ..................................  $    26,961,014     $  8,080,411      $  8,206,531        $  863,395
     Net realized gain (loss) on investment transactions ....           (2,895)       1,416,863         3,220,001        13,804,461
     Net realized loss on call options written ..............               --               --                --          (184,915)
     Net realized gain on futures contracts .................               --               --                --           325,669
     Net change in unrealized appreciation
        (depreciation) on investments .......................               --         (198,397)          279,752        10,926,841
                                                               --------------------------------------------------------------------
Net increase in net assets resulting
   from operations ..........................................       26,958,119        9,298,877        11,706,284        25,735,451
                                                               --------------------------------------------------------------------
Transactions in beneficial interests:
     Contributions ..........................................    2,802,458,254      128,735,824       144,450,638        14,839,563
     Withdrawals ............................................   (3,004,989,325)    (248,900,910)     (203,882,068)      (19,204,547)
                                                               --------------------------------------------------------------------
Net increase (decrease) in net assets from transactions
   in interests .............................................     (202,531,071)    (120,165,086)      (59,431,430)       (4,364,984)
                                                               --------------------------------------------------------------------
Total increase (decrease) in net assets .....................     (175,572,952)    (110,866,209)      (47,725,146)       21,370,467

NET ASSETS:
     Beginning of year ......................................      417,212,640      130,106,007       108,878,634        88,789,016
                                                               --------------------------------------------------------------------
     End of year ............................................  $   241,639,688    $  19,239,798     $  61,153,488      $110,159,483
                                                               ====================================================================

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST
-----------------------
    FINANCIAL STATEMENTS -- CONTINUED

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

For the Period March 1, 1997 (Commencement of Operations) through June 30, 1997

                                                                                     SHORT-TERM
                                                                  MONEY MARKET       GOVERNMENT    INTERMEDIATE-TERM      EQUITY
                                                                    SERIES             SERIES         BOND SERIES         SERIES
                                                               --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ....................................     $  7,635,035      $ 2,439,031       $ 2,279,895        $  219,132
   Net realized gain (loss) on investment transactions ......               --         (106,763)          (58,777)          263,311
   Net realized gain on call options written ................               --               --                --           308,968
   Net change in unrealized appreciation
     of investments .........................................               --          235,328           150,405         9,380,417
                                                                  -----------------------------------------------------------------
Net increase in net assets resulting
   from operations ..........................................        7,635,035        2,567,596         2,371,523        10,171,828
                                                                  -----------------------------------------------------------------
Transactions in beneficial interests:
     Contributions ..........................................      684,043,333      133,963,166       107,263,591        81,691,510
     Withdrawals ............................................     (274,465,728)      (6,424,755)         (756,480)       (3,074,322)
                                                                  -----------------------------------------------------------------
Net increase in net assets from
   transactions in interests ................................      409,577,605      127,538,411       106,507,111        78,617,188
                                                                  -----------------------------------------------------------------
Total increase in net assets ................................      417,212,640      130,106,007       108,878,634        88,789,016

NET ASSETS:
     Beginning of period ....................................                --              --                --                --
                                                                  -----------------------------------------------------------------
     End of period ..........................................     $417,212,640     $130,106,007      $108,878,634       $88,789,016
                                                                  =================================================================

    The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT TRUST
-----------------------
    NOTES TO THE FINANCIAL STATEMENTS

================================================================================

1. DESCRIPTION OF THE TRUST. The Kiewit Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. The Trust comprises five series of shares: Kiewit Money Market Series, Kiewit Government Money Market Series, Kiewit Short-Term Government Series, Kiewit Intermediate-Term Bond Series, and Kiewit Equity Series (individually and collectively referred to as "Series"). As of June 30, 1998, the Kiewit Government Money Market Series has not yet commenced operations. The investment objectives of the five Series are as follows: Money Market Series is to provide high current income while maintaining a stable share price. Short-Term Government Series is to provide investors with as high a level of current income as is consistent with the maintenance of principal and liquidity; Intermediate-Term Bond Series is to provide as high a level of current income as is consistent with reasonable risk; and the Equity Series is to achieve long-term capital appreciation.

   The Trust commenced operations on March 1, 1997. Each Series of the Trust received a contribution of investment securities from a corresponding Portfolio of Kiewit Mutual Fund (the "Fund") in exchange for an ownership interest in the Series of equal value.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Trust. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and asked prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The Money Market Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   FEDERAL INCOME TAXES. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of a Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Trust Series.

   INVESTMENT INCOME. All of the net investment income (loss) and realized and unrealized gains and losses from the security transactions are allocated pro rata among the investors in the Series on a daily basis.

   REPURCHASE AGREEMENTS. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize the repurchase agreements, the market value of which is required to be in an amount at least equal to 102% of the resale price. Kiewit Investment Management Corp. ("KIMC"), the Trust Manager, is responsible for determining that the market value of these underlying securities is maintained at a level at least equal to 102% of the resale price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   CALL AND PUT OPTIONS. The Short-Term Government Series, Intermediate-Term Bond Series and the Equity Series each may write and/ or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Series. When a Series writes a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which a Series has written expires on its stipulated expiration date, or if a Series enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a gain or loss from the sale of the underlying security, and the proceeds from which are increased by the premium originally received.

KIEWIT INVESTMENT TRUST
-----------------------
    NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED

================================================================================

   FUTURES TRANSACTIONS. Certain Portfolios may enter into futures contracts subject to certain limitations.Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S.Government securities as margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities, and that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. The purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction up to the amount of the contract.

   OTHER. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes.

3. INVESTMENT SECURITIES.  During the fiscal year ended June 30, 1998, purchases
   and  sales  of  investment  securities  (excluding  short-term   investments)
   aggregated as follows:

                                       SHORT-TERM   INTERMEDIATE-
                                       GOVERNMENT     TERM BOND        EQUITY
                                     -------------------------------------------
     Purchases .....................  $310,056,257   $304,449,533   $89,592,266
     Sales .........................   414,940,883    344,379,974    89,312,231
     Portfolio Turnover Rate:
       1998 ........................        235.47%        236.36%        93.08%
       1997 ........................         44.24%         51.57%        26.33%

   Written options transactions for the Equity Series during the fiscal year ended June 30, 1998 are summarized as follows:

                                                           CALL OPTIONS WRITTEN
                                                             PREMIUMS RECEIVED
                                                           --------------------
          Options outstanding, beginning of period ......        $(19,624)
          Options written ...............................         (93,109)
          Options closed ................................          82,397
          Options exercised .............................          30,336
          Options expired ...............................               0
                                                                 --------
          Options outstanding at June 30, 1998 ..........        $      0
                                                                 ========

   During the fiscal year ended June 30, 1998, the Short-Term Government Series and the Intermediate-Term Bond Series had not entered into any option contracts.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES. The Trust, on behalf of each Series, employs KIMC, a wholly-owned subsidiary of Kiewit Construction Company, to furnish investment advisory and other services to the Trust. Pursuant to an investment management agreement with the Trust with respect to each Series, KIMC manages the investment and reinvestment of their assets, provides the Trust with records concerning KIMC's activities which the Trust is required to maintain, and renders regular reports to the Trust officers and the Board of Trustees.

   For its services under the investment management agreement for each Series, KIMC receives fees from the Series at the following annual rates of their average monthly net assets. Money Market Series - 0.20%; Short-Term Government Series - 0.30%; Intermediate-Term Bond Series - 0.40%; and Equity Series - 0.70%.

KIEWIT INVESTMENT TRUST
-----------------------
    NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED

================================================================================

   KIMC has agreed to waive all or a portion of its management fee and assume certain fund expenses in an amount that will limit annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to not more than the following percentage of the average daily net assets of each Kiewit Mutual Fund Portfolio: Money Market Portfolio - 0.20%, Short-Term Government Portfolio - 0.30%; Intermediate-Term Bond Portfolio - 0.50%; and Equity Portfolio - 0.80%. These undertakings may be amended or rescinded at any time in the future.

   The following table summarizes the management fees for the fiscal year ended June 30, 1998:

                                               GROSS MANAGEMENT   MANAGEMENT
                                                      FEE         FEES WAIVED
                                               ------------------------------
        Money Market Series .................       $983,634        $519,887
        Short-Term Government Series ........        437,024         272,381
        Intermediate-Term Bond Series .......        579,830         115,748
        Equity Series .......................        695,586         126,953

   Effective January 5, 1998, PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company, serves as Administrator to the Trust and Fund pursuant to separate Administration Agreements with the Fund and the Trust. As Administrator, PFPC is responsible for service such as financial reporting, compliance monitoring and corporate management. For the services provided, PFPC receives a monthly administration fee from the Trust, on behalf of each Series. Each Series pays a proportionate share of a complex-wide annual fee of 0.015% of the Trust's aggregate total average daily net assets in excess of $125 million. This asset based fee is determined on a total average daily net asset basis, and is subject to prescribed minimums. Prior to January 5, 1998, Rodney Square Management Corp. ("RSMC"), a wholly-owned subsidiary of Wilmington Trust
   Company ("WTC"), served as Administrator to the Trust and Fund. RSMC was compensated by the Fund at the same rate of compensation that PFPC receives.

   Effective January 5, 1998, PNC Bank, N.A. serves as custodian to the Fund and the Trust. Prior to January 5, 1998, WTC served as custodian of the assets of the Trust.

   Effective January 5, 1998, PFPC determines the net asset value of each Series and provides accounting services to the Trust pursuant an Accounting Services Agreement with the Trust on behalf of each Series. For its services, PFPC receives from the Trust, on behalf of each Series, the Series' proportionate share of a complex-wide annual fee of 0.015% of the Trust's aggregate total average daily net assets in excess of $100 million. This asset-based fee is determined on a total average daily net asset basis, and is subject to prescribed fixed minimums. Prior to January 5, 1998, RSMC provided accounting services to the Trust, and was compensated by the Fund at the same rates of compensation that PFPC receives.

   Independent Trustees are each paid an annual fee of $5,000 from the Trust, plus $250 per Series per meeting attended, plus travel expenses in connection with meetings. Certain officers and trustees of the Trust are also officers and/or directors of KIMC.

KIEWIT INVESTMENT TRUST
-----------------------
    REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================

   To the Trustees and Beneficial Interest Holders of Kiewit Investment Trust:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Kiewit Money Market Series, Kiewit Short-Term Government Series, Kiewit Intermediate-Term Bond Series and Kiewit Equity Series (four of the series constituting Kiewit Investment Trust, hereafter referred to as the "Trust") at June 30, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for the year then ended and for the period ended March 1, 1997 (commencement of operations) through June 30, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   Philadelphia, Pennsylvania

   July 31, 1998